Exhibit 10.1
[*******] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

M*Modal
Amended and Restated Clinical Documentation Solution Agreement

This Amended and Restated Clinical Documentation Solution Agreement, consisting of this cover page (the “Cover Page”), the attached terms and conditions (the “Terms and Conditions”), and any and all attachments and effective schedules to the Terms and Conditions, as well as any and all terms and conditions contained within such attachments and effective schedules (such attachments, effective schedules and terms and conditions, together with the Cover Pages and the Terms and Conditions, the “Agreement"), is effective as of November 1, 2010 (the “Effective Date”), by and between M*Modal, as defined below, and Client, as defined below.

M*Modal	Client
Description: Multimodal Technologies, Inc., a corporation duly formed and existing under the laws of the Commonwealth of Pennsylvania	Description: Transcend Services, Inc., a corporation duly formed and existing under the laws of the State of Delaware
Principal Place of Business: 1710 Murray Avenue Pittsburgh, Pennsylvania 15217	Principal Place of Business: One Glenlake Parkway, Suite 1325 Atlanta, Georgia 30328
Notice Recipient(s) and Address(es): Michael Finke, President and CEO Multimodal Technologies, Inc. 1710 Murray Avenue Pittsburgh, Pennsylvania 15217	Notice Recipient(s) and Address(es): Lance Cornell, CFO Transcend Services, Inc. One Glenlake Parkway, Suite 1325 Atlanta, GA 30328

IN WITNESS WHEREOF, M*Modal and Client have executed this Agreement under seal as set forth below.

Multimodal Technologies, Inc.	Transcend Services, Inc.
By: /s/ Michael Finke (Authorized Signature)	By: /s/ Larry Gerdes (Authorized Signature)
Michael Finke Typed or Printed Name	Larry Gerdes Typed or Printed Name
CEO Title	CEO Title
8/10/11 Date	8/10/11 Date

M*Modal
Clinical Documentation Solution Agreement
Terms and Conditions

WHEREAS, M*Modal and Client initially were parties to a Clinical Documentation Solution Agreement effective as of September 28, 2004, which was subsequently terminated and replaced by a Clinical Documentation Solution Agreement effective as of September 1, 2006 (the “Existing CDSA”); and
WHEREAS, M*Modal and HCR Information Corporation, a corporation duly formed and existing under the laws of the State of Ohio (“Heartland”), were parties to a Clinical Documentation Solution Agreement effective as of May 1, 2008 (the “Heartland CDSA”); and
WHEREAS, on or about June 30, 2011, Heartland was merged with and into Client, with Client continuing as the surviving corporation (the “Heartland Merger”); and
WHEREAS, as a result of the Heartland Merger, Client succeeded to all of Heartland's business and assets, including without limitation, the Heartland CDSA; and
WHEREAS, M*Modal and Client now wish to amend and restate the Existing CDSA and terminate the Heartland CDSA.
NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the M*Modal and Client hereby agree as follows:

1.    Definitions

The following terms, when used with initial capital letters in this Agreement, shall have the following, corresponding definitions:

a.
“Acquired Party” means, with respect to any Acquisition (defined in paragraph 14.d, below) or Change of Control (defined below in this section 1), the Party that is the party to or the subject of such Acquisition or Change of Control.

b.
“Affiliate” means, with respect to any Person (defined below in this section 1), any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with such Person (with the terms “Controls,” “Controlled” and “Control” defined in this paragraph). “Controls,” “Controlled” and “Control” mean, with respect to any Person (defined below in this section 1), the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of stock or other equity interests, voting power or voting control, by contract or otherwise. Without limiting the generality of the foregoing, it is understood and agreed that, for purposes hereof, the holding of fifty percent (50%) or more of the equity interests of a Person, fifty percent (50%) or more of the voting power of a Person or the voting control of a Person shall each be deemed “possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person.”

c.
“Authorized Subsidiary Employee” means an employee of an Authorized Subsidiary (defined in this paragraph) engaged by Client to perform certain services for Client in connection with Client's activities or obligations contemplated by this Agreement. For the purposes of this Agreement, an Authorized Subsidiary Employee shall be deemed an employee of Client, and, notwithstanding anything to the contrary in this Agreement, Client shall be jointly, severally and vicariously responsible and liable for any and all actions (or failures to act) of each Authorized Subsidiary Employee to the same extent that Client would be so liable if such Authorized Subsidiary Employee was an employee of such Client, including, without limitation, for any failure of an Authorized Subsidiary Employee to adhere to the terms and conditions contained in this Agreement to the same extent that Client is required to so adhere. “Authorized Subsidiary” means a wholly-owned subsidiary of Client that has agreed in a signed writing to adhere to the terms and conditions contained in this Agreement to the same extent that Client is required to so adhere.

d.
“Change of Control” means (1) a merger, consolidation, sale of stock or other equity interests, sale of voting control, or other business combination or transaction involving a Party (defined below in this section 1) such that the stockholders, members, partners, or other equity holders of a Party immediately prior to such transaction do not hold (directly or indirectly) after such transaction more than fifty percent (50%) of the equity interests or voting power of the surviving entity or do not have voting control of the surviving entity, or (2) the sale or other disposition of all or substantially all of the assets of a Party, whether in one transaction or series of related transactions. For purposes hereof, a Change of Control of any Party's Affiliate that is a direct or indirect parent of such Party shall be deemed to be a Change of Control of such Party.

e.	Client Customer-related Definitions: the terms “Client Customer,” “Platform Customer” and any other definitions concerning customers of Client shall have the meanings set forth in the applicable License Grant/Restrictions Schedule (with the License Grant/Restrictions Schedules described in section 5 (License), below).

f.	“Client Workflow System” shall have the meaning set forth in the applicable License Grant/Restrictions Schedule (with the License Grant/Restrictions Schedules described in section 5 (License), below).

g.
“Confidential Information” means business or technical information, including, without limitation, all third-party information, disclosed by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”), in whatever form or medium, tangible or intangible, that (i) was or is so disclosed to the other Party as part of, or in connection with, this Agreement, or in connection with any of the activities contemplated by this Agreement, (ii) is designated, either in writing or orally, as confidential at or within a reasonable time after such disclosure, or (iii) by the nature of the circumstances surrounding such disclosure, ought, in good faith, to be treated as confidential information of the Disclosing Party, whether or not such information is identified as such by the Disclosing Party, including, without limitation, information that has or could have commercial value or other utility in the business or prospective business of the Disclosing Party, as well as information of which unauthorized disclosure could be detrimental to the interests of the Disclosing Party. Without limiting the foregoing, all patient data, as well as any other data subject to confidentiality as required by law, rule or regulation (including, without limitation, the Health Insurance Portability and Accountability Act of 1996 as amended by Subtitle D of the HITECH Act at Title XIII of the American Recovery and Reinvestment Act) shall be deemed Confidential Information. Without limiting the foregoing, the Parties expressly agree that the terms and conditions of this Agreement constitute Confidential Information.

h.
"Derivative Work" means (i) any modification, improvement, enhancement or Update (defined below in this section 1) or other change of or to the Licensed Technology (defined below in this section 1), and, without limiting the foregoing, (ii) (x) any work based upon such Licensed Technology that, if prepared, used or distributed without authorization from M*Modal, would constitute copyright infringement under applicable law, (y) any new material, manufacture, invention, information, or data derived from M*Modal information or an M*Modal trade secret that, if prepared, manufactured, sold, practiced, used or distributed without authorization from M*Modal, would constitute misappropriation of the trade secret under applicable law, and (z) any preparation, manufacture, sale, practice, use or distribution of an invention that, without authorization from M*Modal, would constitute patent infringement under applicable law.

i.
“Dictating Physician Model Set” means a set of acoustic, language and natural language understanding models to be used in connection with the AnyModal CDS Service (defined below in this section 1) for a particular Dictating Physician (defined below in this section 1) that (i) models such Dictating Physician's dictation habits and documentation practices presented by the data, (ii) is used primarily to process dictation recordings of such Dictating Physician, and (iii) is automatically updated from time to time using an appropriate sampling of material from the Dictating Physician's dictation recordings with the associated Dictating Physician's reviewed/edited Draft Medical Reports (defined below in this section 1) as submitted to the AnyModal CDS Service by the Client Workflow System.

j.
“Error” means a mistake, problem or defect that causes an incorrect functioning of Object Code (defined below in this section 1), if such mistake, problem or defect either (i) renders the Object Code inoperable, or (ii) causes the Object Code to fail to meet any specifications established by the Parties in writing. “Update” means any modification or revision to Object Code (defined below in this section 1) or Source Code (defined below in this section 1) that corrects an Error, supports a new release of the operating system with which the Object Code is expressly designed to operate, or provides other incidental updates or corrections. (For avoidance of doubt, the term Update does not include any modification or revision to Object Code or Source Code that is separately priced, distributed or marketed by M*Modal.)

k.
“Intellectual Property” means any and all rights created under laws governing patents, copyrights, mask works, trade secrets, trademarks, publicity rights, and any other law that gives a person or entity a right to control or preclude another person or entity's right to use, copy, display, distribute, manufacture, sell, access or otherwise exploit works, inventions, materials or information on the basis of the holder-of-right's interest in such works, inventions, materials or information, and includes, without limitation, software and all know-how, trade secrets, copyrights, and patentable inventions relating thereto, as well as materials, notes, designs, technical data, ideas, research, reports, documentation and other similar information.

l.
“Internal” or “Internally” means, with respect to any action capable of being taken by a Party (defined below in this section 1) under this Agreement, that such action may be taken only by employees of such Party, and, in the case of Client, Authorized Subsidiary Employees, each acting within the scope of their employment.

m.	“Licensed Technology” means any product or technology to which Client is specifically granted a license under one or more License Grant/Restrictions Schedules described in section 5 (License), below.

n.
“Non-Acquired Party” means, with respect to any Acquisition (defined in paragraph 14.d, below) or Change of Control, the Party (defined below in this section 1) that is not the party to or the subject of such Acquisition or Change of Control.

o.
“Non-Acquired Party Competitor” means (i) any Person (defined below in this section 1) with business that is competitive to the business of the Non-Acquired Party, and (ii) any Affiliate of any Person described in the foregoing clause (i) of this paragraph 1.o. [*******]

p.
“Object Code” means a computer software program assembled or compiled in binary form on software media that is readable and usable by machine, but not generally readable by humans without reverse assembly, reverse compiling, reverse engineering, or similar action. Notwithstanding anything to the contrary in the foregoing, the term Object Code specifically excludes any item that otherwise constitutes Source Code (defined in this paragraph). “Source Code” means the human-readable form of computer programming code and related system documentation, including, without limitation, documentation relating to sequencing, organization and architecture, as well as comments, programmer notes, and procedural languages.

q.	“Party” means, as applicable, M*Modal or Client. “Parties” means, collectively, M*Modal and Client.

r.
“Person” means a natural person, corporation, business trust, non-business trust, estate, joint venture, general or limited partnership, limited liability company, association, governmental subdivision, instrumentality or agency, or any other legally cognizable entity.

s.
Product-related Definitions: the terms “AnyModal CDS,” “AnyModal CDS Service,” “Dictating Physician,” “Draft Medical Report,” “Final Medical Report,” “Medical Report Template” and “Structured Medical Report” shall have the meanings ascribed to them in Attachment A to these Terms and Conditions. From time to time, other product-related definitions shall be contained within the relevant document set forth in Attachment A, the relevant Production Schedule (described below in section 2 (AnyModal CDS Production)), the relevant License Grant/Restrictions Schedule (described below in section 5 (License)) or in other documentation as expressly agreed upon by the Parties in writing, as applicable.

2.	AnyModal CDS Production

M*Modal shall provide Client with Client's selected level of AnyModal CDS production pursuant to the terms and conditions of one or more attached Production Schedules, and the Parties shall designate within the relevant Production Schedule both the corresponding fees (the “Production Fees”) to be paid by Client and the term of such Production Schedule. Each Production Schedule shall be valid and binding only when signed by both Parties.

3.    Professional Services

M*Modal shall provide Client with mutually agreed upon professional services through one or more attached Statement of Work Schedules (each, an “SOW”) (with any agreed-upon legacy enrollment services provided under an SOW in the form set forth in Attachment B to these Terms and Conditions), and the Parties shall designate within the relevant SOW the corresponding fees (the “Professional Services Fees”) to be paid by Client and the term of such SOW. To the extent any such professional services are provided by M*Modal on a time and materials basis, Client shall pay for M*Modal's time and, unless otherwise expressly agreed to by the Parties in writing, M*Modal's materials in accordance with the rates set forth in Attachment C to these Terms and Conditions, which rates may, in M*Modal's discretion, be subject to a yearly increase each January 1 [*******] upon thirty (30) calendar days' prior written notice to Client of such increase in rates (the “Rates”). Each SOW shall be valid and binding only when signed by both Parties and the term of each such SOW shall be expressly provided in such SOW.

4.    Product Maintenance and Support; Security

a.
Maintenance and Support Services: M*Modal may provide Client with mutually agreed upon maintenance and support services pursuant to the terms and conditions of one or more attached Maintenance and Support Schedules, and the Parties shall designate within the relevant Maintenance and Support Schedule the corresponding fees (the “M&S Fees”) to be paid by Client and the term of such Maintenance and Support Schedule. Each Maintenance and Support Schedule shall be valid and binding only when signed by both Parties.

b.	Security for Hosted Product: To the extent the Licensed Technology is hosted at M*Modal's data processing facilities, the following provisions shall apply with respect to such Licensed Technology:

i.
General: M*Modal shall keep in place network security reasonably necessary to monitor and protect against unauthorized access to M*Modal's systems and network. M*Modal shall restrict access to the M*Modal systems and network to qualified employees of M*Modal, qualified consultants and contractors assisting with the maintenance and support of computing infrastructure within M*Modal's data processing facilities (if and when accompanied by one or more qualified M*Modal employees), any entity managing M*Modal's IT infrastructure systems for M*Modal's data processing facilities (an “IT Management Provider”), such as SunGard Availability Services, acting within the scope of a standard IT infrastructure management (but not software development)

agreement with M*Modal, and, in the event of an operational review under paragraph (b)(iv) of this section 4, employees of Client specifically designated by Client. M*Modal shall undertake and perform commercially reasonable measures to ensure the security, confidentiality, and integrity of all Confidential Information and other information transmitted to M*Modal, including, without limitation: (a) firewall protection; (b) maintenance of independent archival and backup copies of all content; (c) encryption of information; and (d) protection from any network attack and other malicious harmful or disabling data, work, code or program.

ii.
Breach Notification: M*Modal shall notify Client of any material breach of security that is likely to have an effect on systems (including hardware and software) used by Client as soon as practicable after detection by M*Modal. M*Modal shall use its commercially reasonable efforts to respond to security incidents and keep Client reasonably informed of the incident, actions taken to respond to it and measures taken to correct it.

iii
Business Continuity: M*Modal shall (a) provide business continuity, disaster recovery, and backup capabilities and facilities, through which M*Modal will be able to perform its obligations hereunder with minimal disruptions or delays, (b) provide to Client, upon request, copies of its written business continuity, disaster recovery, and backup plan(s), and (c) both periodically update and test the operability of any such recovery plan and implement each such plan upon the occurrence of a disaster.

iv.
Audit: Client shall have the right to Internally perform an operational review with respect to M*Modal's performance of paragraphs (b)(i)-(iii) of this section 4, including without limitation, any obligation of M*Modal related to security, as follows: Once per year or upon reasonable request by Client's lenders or accountants, M*Modal shall grant Client reasonable access, subject to M*Modal's standard security escort policies, during normal business hours and upon seven (7) calendar days' prior written notice, to the portion of M*Modal's data processing facilities relevant to M*Modal's obligations under paragraphs (b)(i)-(iii) of this section 4. M*Modal shall provide Client with such information and assistance reasonably requested in order to perform such operational reviews, provided that M*Modal's provision of such information or assistance does not (x) violate any obligation of confidentiality that M*Modal owes to a third party (other than Client), or any federal and state laws and regulations regarding the confidential and secure treatment of individually identifiable health information, (y) does not reveal M*Modal's Source Code, and (z) does not reveal any highly sensitive trade secret of M*Modal that M*Modal otherwise would not have disclosed to Client under this Agreement.

5.    License

a.
General. M*Modal shall grant Client, pursuant to the terms and conditions of one or more attached License Grant/Restrictions Schedules, a license to one or more M*Modal products or technologies as such products or technologies may, from time to time, be adapted for Client, and the Parties shall designate within the relevant License Grant/Restrictions Schedule both the corresponding fees (the “License Fees”) to be paid by Client and the term of such License Grant/Restrictions Schedule. Each License Grant/Restrictions Schedule shall be valid and binding only when signed by both Parties.

b.
Scope: Each Party expressly acknowledges and agrees that the licenses granted by this Agreement establish a non-exclusive relationship between the Parties, and that this Agreement does not, and shall not, prevent either Party from entering into an agreement with one or more third parties with respect to any licenses or services or from purchasing from, or selling to, one or more third parties any product or software. Client further acknowledges and agrees that it shall not enter into any agreement or commitment with any third party that would prevent M*Modal from entering into an agreement with one or more third parties with respect to any M*Modal product, technology or service. For avoidance of doubt, the foregoing statements (a) do not prohibit Client from entering into one or more agreements with one or more Client Customers under which Client and such Client Customer(s) agree that Client is to be the sole provider of professional transcription services for such Client Customer (using the Client Workflow System or otherwise), so long as such agreement does not expressly refer to M*Modal, and (b) do not affect, in any way, the requirement that each Party comply with any and all obligations applicable to such Party under this Agreement, including, without limitation, those contained in any License Grant/Restrictions Schedule.

6.    Payment of Fees

a.
Remittance Process: Unless the Parties otherwise agree in writing (including, without limitation, in an attachment or a schedule to these Terms and Conditions), Client shall pay to M*Modal the Production Fees, Professional Services Fees, M&S Fees, License Fees, and any other monies payable by Client under this Agreement (including any attachment or schedule to these Terms and Conditions) not later than thirty (30) calendar days after Client receives an invoice from M*Modal for such amounts.

b.
If Client disputes any Production Fees, Professional Service Fees, M&S Fees, License Fees, or other amounts payable to M*Modal hereunder (including any attachment or schedule to these Terms and Conditions), it shall notify M*Modal in writing at the time such fees or other amounts are due and such notice (a “Dispute Notice”) shall provide reasonable detail regarding the amount and nature of the dispute. Upon delivery of such Dispute Notice, the Parties agree to negotiate the resolution of any such dispute in good faith. In the event the Parties are unable to resolve such dispute within thirty (30) calendar days of delivery of the Dispute Notice, M*Modal may submit such dispute to binding arbitration under the then-effective Expedited Commercial Arbitration Rules of the American Arbitration Association.

c.
Taxes: The Production Fees, Professional Services Fees, M&S Fees, License Fees, and any other monies payable by Client under this Agreement are exclusive of all applicable taxes, including, without limitation, excise, sales, use, added value, and customs, duties or governmental impositions, and similar taxes or fees, now in force or enacted in the future, and Client shall have sole responsibility for the payment of such taxes, with the exception of taxes on M*Modal's net income.

d.
Delinquent Payment: For each calendar month (or any prorated portion thereof) during which payment of the Production Fees, Professional Services Fees, M&S Fees, License Fees, or any other monies payable by Client under this Agreement is delinquent, a late fee of one and one-half percent (1.5%) of the amount due shall automatically be charged by M*Modal and due with such payment. M*Modal will charge said interest only on undisputed invoices, fees, charges or expenses.

7.    Confidentiality; Intellectual Property; Dictating Physicians Model Set

a.
Non-Disclosure of Confidential Information: Each Party shall use its best efforts to hold and maintain in strictest confidence the Confidential Information of the other Party. Without limiting the generality of the foregoing statement, absent express, written consent of the other Party (which written consent may be provided in one or more License Grant/Restrictions Schedules to these Terms and Conditions), neither Party shall disclose the other Party's Confidential Information to any third party (including, without limitation, a consultant or independent contractor) and each Receiving Party shall protect the confidentiality of the Confidential Information furnished by the Disclosing Party with at least the same degree of care the Receiving Party uses to safeguard its own highly sensitive, proprietary information, and, in any event, shall exercise not less than the standard of care necessary to maintain and protect trade secret status for the Confidential Information (whether or not such Confidential Information actually constitutes a trade secret), and each Party shall store the other Party's Confidential Information in a safe and secure location.

b.
Use of Confidential Information: Absent express, written consent of the other Party (which written consent may be provided in one or more License Grant/Restrictions Schedules to these Terms and Conditions), each Party shall only receive and use the other Party's Confidential Information Internally and as strictly necessary to perform its respective obligations under this Agreement. In doing so, each Party shall provide such Confidential Information only to those of its employees, and, in the case of Client, Authorized Subsidiary Employees who have a legitimate "need to know" to effect such purpose, and who are bound in writing to exercise the degree of care imposed by this Agreement with respect to the other Party's Confidential Information. Upon written request of the Disclosing Party, unless compliance with such request would otherwise conflict with the terms and conditions of this Agreement, the Receiving Party shall promptly return to the Disclosing Party all documents and other tangible objects containing or representing Confidential Information previously furnished by the Disclosing Party, along with any all copies thereof.

c.
Ownership of Confidential Information: The Parties expressly acknowledge that, at all times, each Disclosing Party retains any and all right, title and interest in and to its own Confidential Information and any Intellectual Property attendant to such Confidential Information, subject only to those provisions of paragraph 7.g and 7.i, below, that require otherwise. To the extent the Receiving Party or its personnel, including without limitation, in the case of Client as the Receiving Party, any Authorized Subsidiary Employee, acquires, by operation of law, any right, title or interest in or to the Disclosing Party's Confidential Information or to the Intellectual Property attendant to such Confidential Information for which the Disclosing Party retains such right, title and interest under this Agreement, such Receiving Party irrevocably assigns all such right, title and interest exclusively to the Disclosing Party. Each Party shall maintain and enforce agreements and policies with its personnel, including without limitation, in the case of Client, Authorized Subsidiary Employees, sufficient to give effect to this paragraph 7.c.

d.
Exclusion(s) of Liability: Notwithstanding the above, the Receiving Party shall not have liability to the Disclosing Party with regard to any Confidential Information of the Disclosing Party that (i) is shown by written documentation to be already in the possession of, known to, or independently developed by the Receiving Party prior to disclosure hereunder and prior to such Receiving Party having an obligation of confidentiality with respect to such Confidential Information, in each case, provided that, to the extent such Confidential Information was obtained by the Receiving Party from a third party, such third party did not commit a breach of an obligation of confidence with respect to such Confidential Information, (ii) becomes publicly available through no fault or breach of the Receiving Party, (iii) is shown by written documentation to have been obtained by the Receiving Party from a third party without breach by such third party of an obligation of confidence with respect to the Confidential Information disclosed, or (iv) as demonstrated through written documentation, has been or is developed by the Receiving Party independently of (e.g., without use of) any such Confidential Information disclosed by the Disclosing Party.

e.	Certain Confidentiality-related Exception(s):

i.
Lawful Order/SEC:  In the event a Receiving Party is requested to disclose Confidential Information of a Disclosing Party pursuant to the lawful order of a court of law or as otherwise required by applicable law, regulation or judicial order, the Receiving Party may disclose such Confidential Information, provided the Receiving Party promptly provides the Disclosing Party with written notification of the underlying request for disclosure and takes any and all action (at the request and expense of the Disclosing Party) necessary to preserve the confidential nature of the Confidential Information, including, without limitation, moving to put in place an appropriate protective order.  Notwithstanding the foregoing, the Parties expressly agree that Client shall be able to file this Agreement with the Securities and Exchange Commission (“SEC”) in accordance with any reporting requirements of the SEC with which Client must comply; provided, however, that the Parties shall mutually agree, in writing, prior to any such filing, upon which terms and conditions shall be redacted (or otherwise withheld from disclosure) pursuant to a request for confidential treatment made under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 24b-2”).

ii.
Professional Advisor/Investor: Each Party as a Receiving Party may disclose Confidential Information of the other Party, including, without limitation, the existence and terms and conditions of this Agreement, on a need-to-know basis to such Receiving Party's attorneys and financial auditors who agree both to be bound to exercise the degree of care relative to the Confidential Information to the same extent such Receiving Party is bound under the terms and conditions of this Agreement and to use the disclosed Confidential Information for the sole purpose of rendering legal or accounting advice. Each Receiving Party may also disclose, on a need-to-know basis, such Confidential Information of the other Party to other, similar legal and financial professional advisors and to investment bankers and potential investors who are in each case (i) under a written duty of confidentiality typical for the circumstances surrounding the disclosure and (ii) conducting due diligence and seeking access to such information in accordance with the usual customs and practices of professional advisors, investment bankers or institutional investors involved in making a material investment in an entity. [*******]

iii.
Data Processing Facilities: With respect to M*Modal's provision of software services in connection with the Licensed Technology under an ASP (application services provider) or SaaS (software as a service) model, M*Modal shall have the right to provide Client's Confidential Information to (y) consultants and contractors (such as Oracle Corporation and similar entities) of M*Modal qualified to assist with the maintenance and support of computing infrastructure within M*Modal's data processing facilities, for the sole purpose of enabling such consultants and contractors to assist M*Modal with such maintenance and support, and (z) any IT Management Provider engaged by M*Modal, acting within the scope of a standard IT infrastructure management (but not software development) agreement with M*Modal, for the sole purposes of enabling such IT Management Provider to fulfill its obligations under its IT management agreement with M*Modal and otherwise to assist M*Modal with the maintenance and support of computing infrastructure within M*Modal's data processing facilities, provided, in each case, that M*Modal and any such consultant, contractor or IT Management Provider have entered into a written confidentiality agreement under which such consultant, contractor or IT Management Provider is required to exercise the degree of care imposed upon M*Modal under this Agreement to protect Client's Confidential Information.

f.
Confidentiality Term: Each Party expressly acknowledges and agrees that, notwithstanding the termination or expiration of this Agreement, the obligations regarding Confidential Information imposed by this Agreement shall continue in perpetuity following the date of such termination or expiration.

g.
Intellectual Property Ownership/Rights: Except for the limited license(s) granted herein, all right, title and interest in and to the Licensed Technology (or any portion thereof), M*Modal's Confidential Information, and all Intellectual Property attendant to such Licensed Technology and M*Modal's Confidential Information (individually and collectively, the “M*Modal Technology, Information and IP”) are retained by M*Modal, and this Agreement shall not be construed to grant to Client any right or license to such M*Modal Technology, Information and IP, whether by implication, estoppel or otherwise, except as expressly provided. Neither Derivative Works made by Client of the M*Modal Technology, Information and IP, nor Derivative Works made by M*Modal of the M*Modal Technology, Information and IP as a result of feedback from Client, shall provide any basis for any claim of right by Client to the M*Modal Technology, Information and IP, or to such Derivative Works, and, subject to the requirements imposed by HIPAA, all Derivative Works shall remain the exclusive property of M*Modal. To the extent Client or its personnel, including without limitation, Authorized Subsidiary Employees, acquires any such right, title or interest therein by operation of law, Client irrevocably assigns all such right, title and interest exclusively to M*Modal, and shall maintain and enforce agreements and policies with its personnel, including without limitation, Authorized Subsidiary Employees, sufficient to give effect to this paragraph 7.g. Except as expressly provided herein, M*Modal does not grant to Client any right to any other M*Modal intellectual property, including, without limitation, any patent, copyright, trademark, or trade secret right. Without limiting the foregoing, to assist Client in effecting application programming interface (“API”)-level implementation of the Licensed Technology, the Parties have exchanged and may continue to exchange ideas, suggestions and other information about the manner in which Client has developed or configured or may develop or configure the Client Workflow System to work in connection with AnyModal CDS, and the Parties agree that such exchange shall not limit or otherwise affect M*Modal's ability to create, develop, configure and own outright workflow integration software or clinical documentation workflow software with functionality similar to that contained in the Client Workflow System. Other than as strictly necessary to seek assistance from M*Modal in effecting API level implementation of the Licensed Technology, Client shall use best efforts not to reveal to M*Modal any trade secret or other Intellectual Property right of Client related to the Client Workflow System or any other of Client's technology.

h.
Intellectual Property Protection: Client shall use best efforts to protect the M*Modal Technology, Information and IP from unauthorized use by agents of Client (such as medical transcription personnel and other employees) and by third parties. Client shall promptly notify M*Modal in writing in the event that Client becomes aware of any claim that the Licensed Technology infringes or misappropriates the Intellectual Property right of a third party under applicable law, including, without limitation, any Infringement Claim or Underlying IP Claim (defined in paragraph 9.a.i, below). Absent the prior, written consent of M*Modal, Client shall not alter or remove any trademark, copyright, trade secret, patent, proprietary or other legal notice or legend contained in or on copies of the Licensed Technology (or any portion thereof) or M*Modal's Confidential Information, and Client acknowledges and agrees that the splash screen displayed during use of the AnyModal CDS Editor may indicate that such AnyModal CDS Editor is licensed to Client in accordance with the terms and subject to the conditions of this Agreement

i.
Use of Data: Notwithstanding anything to the contrary in this Agreement, unless the Parties otherwise expressly agree in writing, M*Modal has and shall continue to have the perpetual fully paid-up, transferable (to an entity into which M*Modal has merged or that has otherwise acquired all or substantially all of M*Modal's business and assets to which this Agreement pertains only) and worldwide right to collect, aggregate and use the dictation recordings received from, or through M*Modal's relationship with, Client (whether for processing or otherwise), the associated Medical Report Templates, Draft Medical Reports, Structured Medical Reports and Final Medical Reports, the information received from Client under any SOW to this Agreement pursuant to which M*Modal performs any legacy enrollment procedures, any other clinical information received from, or through M*Modal's relationship with, Client, and any other information that the Parties expressly make subject to this paragraph 7.i (collectively, “Clinical Data”) for the purposes of compiling the Clinical Data and using research, statistical analyses, models, benchmark reports and other analyses derived from the Clinical Data (collectively, “Aggregate Data”) to improve or otherwise modify its products and services as such products and services are described in this Agreement or to create new products and services within the realm of speech understanding functionality contained in AnyModal CDS as of the Effective Date, provided that the Aggregate Data shall be used only in an aggregated or statistical form (or both) and shall be de-identified consistent with the standards set forth in 45 C.F.R. section 164.514(b). To the extent that any Aggregate Data is so compiled or used by M*Modal, such Aggregate Data and any product or service improvements, modifications or inventions and any new products or services relating to or based on such Aggregate Data shall be solely owned by M*Modal and may be used by M*Modal for any lawful business purpose without a duty of accounting to Client. Nothing in this paragraph 7.i shall limit Client's right to collect, aggregate and use, for its own purposes, any clinical data provided by Client to M*Modal (“Client Aggregated Data”). Any such Client Aggregated Data and any product or service related to or based on such Client Aggregated Data shall be solely owned by Client (provided such product or service does not infringe any separate Intellectual Property right of M*Modal) and may be used by Client for any lawful purpose without a duty of accounting to M*Modal.

j.	[*******]

8.    Limited Representations and Warranties; Limited Liability

a.
Representations and Warranties - Professional Services: M*Modal represents and warrants: (a) that it shall perform all professional services and the maintenance and support services under this Agreement in a professional manner consistent with industry practice; and (b) that it will provide qualified and trained personnel to perform the professional services. OTHER THAN AS EXPRESSLY STATED IN THIS AGREEMENT OR A SCHEDULE TO THESE TERMS AND CONDITIONS, AND TO THE MAXIMUM EXTENT PERMITTED BY LAW, M*MODAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO SUCH SERVICES, OR ANY OTHER SERVICES PROVIDED OR RENDERED IN CONNECTION WITH THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THAT M*MODAL'S SERVICES WILL MEET CLIENT'S REQUIREMENTS, AND M*MODAL EXPRESSLY DISCLAIMS THE IMPLIED WARRANTY OF MERCHANTABILITY, THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, AND ANY IMPLIED WARRANTY OF NONINFRINGEMENT.

b.
Representations and Warranties - Products: M*Modal represents and warrants that, with the exception of M*Modal products licensed to Client under License Grant/Restrictions Schedule 1, in connection with any M*Modal product or technology to which Client is granted a license under a License Grant/Restrictions Schedule (each, a Licensed M*Modal Product”), for a period of ninety (90) calendar days immediately following the effective date of such License Grant/Restrictions Schedule (the “Warranty Period”), such Licensed M*Modal Product shall perform substantially in accordance with the functional description and technical features/requirements expressly set forth by the Parties in writing for such Licensed M*Modal Product (the “Specifications”). NOTWITHSTANDING THE FOREGOING, CLIENT EXPRESSLY ACKNOWLEDGES AND AGREES, AND CLIENT SHALL MAKE ANY AND ALL PLATFORM CUSTOMERS ALLOWED

TO USE THE LICENSED TECHNOLOGY UNDER ONE OR MORE OF THE ATTACHED LICENSE GRANT/RESTRICTION SCHEDULES (OR WHOSE USE IS CONTEMPLATED BY SUCH LICENSE GRANT/RESTRICTIONS SCHEDULE) AWARE IN WRITING, THAT ANY SPEECH RECOGNITION ERROR RATE DEPENDS ON VARIOUS EXTERNAL CONDITIONS, SUCH AS RECORDING SETUP, INTELLIGIBILITY OF UTTERED SPEECH, AND BACKGROUND NOISE, AND THEREFORE TRANSCRIPTION WILL NOT BE ONE HUNDRED PERCENT (100%) ACCURATE. IN THE EVENT CLIENT NOTIFIES M*MODAL IN WRITING WITHIN THE WARRANTY PERIOD THAT THE LICENSED M*MODAL PRODUCT IS NOT FUNCTIONING SUBSTANTIALLY IN ACCORDANCE WITH THE RELEVANT SPECIFICATIONS, M*MODAL SHALL USE COMMERCIALLY REASONABLE EFFORTS, AS ELECTED BY M*MODAL WITHIN ITS SOLE DISCRETION, TO (A) CORRECT THE ERROR, (B) REPLACE THE LICENSED M*MODAL PRODUCT WITH A FUNCTIONAL EQUIVALENT, OR (C) RETURN TO CLIENT ANY AMOUNTS PAID BY CLIENT UNDER THIS AGREEMENT PRIOR TO AND DURING THE WARRANTY PERIOD SPECIFICALLY FOR SUCH LICENSED M*MODAL PRODUCT, AND, IF M*MODAL SO ELECTS UPON RETURN OF SUCH AMOUNTS, TO RIGHTFULLY TERMINATE THIS AGREEMENT AS IT RELATED TO SUCH LICENSED M*MODAL PRODUCT. THE REMEDY FOR BREACH OF THE ABOVE WARRANTY SHALL BE LIMITED TO SAID CORRECTION, REPLACEMENT OR REPAYMENT AS PROVIDED HEREIN. OTHER THAN AS EXPRESSLY STATED IN THIS AGREEMENT OR ANY SCHEDULE OR EXHIBIT TO THIS AGREEMENT AND TO THE MAXIMUM EXTENT PERMITTED BY LAW, M*MODAL MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, AS TO THE LICENSED TECHNOLOGY (OR ANY PORTION THEREOF) OR ANY OTHER ITEMS PROVIDED IN CONNECTION WITH THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THAT THE LICENSED TECHNOLOGY (OR ANY PORTION THEREOF), INCLUDING, WITHOUT LIMITATION, ANY LICENSED M*MODAL PRODUCT, WILL MEET CLIENT'S REQUIREMENTS, AND M*MODAL EXPRESSLY DISCLAIMS THE IMPLIED WARRANTY OF MERCHANTABILITY, THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, AND ANY IMPLIED WARRANTY OF TITLE OR NONINFRINGEMENT.

c.
LIABILITY: TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH PARTY DISCLAIMS ANY AND ALL LIABILITY TO THE OTHER UNDER CONTRACT, NEGLIGENCE, STRICT LIABILITY, OR OTHER THEORY FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL, OR INDIRECT DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INFORMATION, BUSINESS INTERRUPTION, AND PERSONAL INJURY) ARISING UNDER THIS AGREEMENT OR OTHERWISE IN CONNECTION WITH THE SERVICES, PRODUCTS (OR ANY PORTION THEREOF). WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, CLIENT ALONE (NOT M*MODAL) ASSUMES THE RISK FOR ANY HARM OR DAMAGE TO CLIENT PROPERTY AS A RESULT OF CLIENT'S USE OF ANY SERVICES OR PRODUCTS (OR ANY PORTION THEREOF) OR M*MODAL'S CONFIDENTIAL INFORMATION, INCLUDING, WITHOUT LIMITATION, ANY HARM OR DAMAGE NECESSITATING REPAIR, EVEN IF M*MODAL HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH HARM OR DAMAGE. IN NO EVENT SHALL EITHER PARTY'S LIABILITY TO THE OTHER EXCEED THE GREATER OF $400,000.00 OR THE TOTAL AMOUNTS PAID OR DUE TO BE PAID TO M*MODAL BY CLIENT DURING THE THEN-CURRENT TERM OF THIS AGREEMENT. Notwithstanding anything to the contrary in this Agreement, the limitations of liability set forth in this paragraph 8.c shall not apply to (i) either Party's willful misconduct, (ii) any breach by either Party (including, without limitation, such Party's agents or independent contractors, as applicable) of the confidentiality obligations under this Agreement or of any obligation to protect the other Party's Intellectual Property Rights, including without limitation, those set forth in section 7 (Confidentiality; Intellectual Property; Dictating Physicians Model Set), above, and those set forth in any License Grant/Restrictions Schedule attached to these Terms and Conditions, and (iii) either Party's indemnification obligations set forth in section 9 (Indemnification), below.

9.    Indemnification

a.	M*Modal Indemnification.

i.
Intellectual Property: M*Modal agrees to defend, indemnify and hold harmless Client with respect to damages, costs and expenses (including, without limitation, reasonable attorney fees and litigation costs) incurred by Client as a result of any claim, demand, suit, judgment, legal action, request for a temporary restraining order or preliminary injunction, judgment or adjudication by a third party against Client to the extent arising from an allegation or determination (such allegation or determination referred to herein as the “Underlying IP Claim”) that the Licensed Technology (or any portion thereof) used by Client in accordance with the terms and subject to the conditions of this Agreement infringes or misappropriates the United States Intellectual Property right of such third party (individually and collectively, an “Infringement Claim”), provided that (a) Client notifies M*Modal in writing of any assertion of infringement or misappropriation, whether or not such assertion constitutes an Infringement Claim, promptly after Client is made aware in writing of such assertion, and (b) M*Modal shall have the right to assume the defense (with counsel reasonably acceptable to Client) of any such Infringement Claim, including, without limitation, the ability, in its sole discretion, to compromise or settle the Infringement Claim (provided that any such settlement shall contain a complete release of all claims against Client directly arising from the Underlying IP Claim, including Client's directors, officers, and employees, and shall not require any admission of fault by Client or such individuals), and Client must supply M*Modal with all reasonable information, assistance and authority for M*Modal to do so (at M*Modal's sole expense). Notwithstanding anything to the contrary in this Agreement, in the event Client's use or licensing of the Licensed Technology (or any portion thereof) becomes, or, in the good faith opinion of M*Modal is likely to become, the subject a claim of infringement, M*Modal may in its sole discretion and at its sole expense (y) procure the right for Client to continue to use the Licensed Technology, or (z) modify or replace the Licensed Technology to avoid infringement without material impairment of its functionality. If M*Modal determines that neither of the immediately foregoing alternatives is available to it on commercially reasonable terms, M*Modal may require that Client return the allegedly infringing Licensed Technology, in which case Client shall receive a refund of the amounts paid by Client for the returned Licensed Technology within the immediately preceding three (3) year period, and M*Modal may then properly terminate this Agreement, with no further obligation to Client under this paragraph 9.a.i (notwithstanding anything to the contrary herein). Notwithstanding anything to the contrary in this Agreement, M*Modal shall not incur liability under this paragraph 9.a.i for any Infringement Claim if (1) the alleged or actual infringement is based on the use of any Client or third party modification of or to the Licensed Technology not expressly authorized by M*Modal in writing, if such Infringement Claim would have been avoided by the use of only the Licensed Technology as delivered by M*Modal to Client, or (2) the alleged or actual infringement would have been avoided but for the particular combination, operation, or use of the Licensed Technology with devices, parts or software (including, without limitation, the Client Workflow System) not supplied by M*Modal or approved by authorized M*Modal personnel. With respect to any claims of infringement or misappropriation of a third party's intellectual property rights, M*Modal's entire obligation to Client and Client's sole remedy is for Infringement Claims as set forth in this paragraph 9.a.i.

ii.
Privacy Law: M*Modal agrees to defend, indemnify and hold harmless Client with respect to any damages, costs and expenses (including, without limitation, litigation costs and reasonable attorneys fees) incurred by Client as a result of any action, claim, investigation or proceeding of a third party arising from a claim (such claim referred to herein as the “Underlying Privacy Claim”) that Client violated HIPAA if such violation is directly caused by or directly arises from (i) M*Modal's violation of HIPAA, (ii) M*Modal's breach of its obligations under the HIPAA Agreement (defined in section 11 (Client's HIPAA-related Requirements), below), or (iii) M*Modal's willful misconduct (each, a “Privacy Claim”), provided that (y) Client notifies M*Modal in writing of any Privacy Claim promptly after Client is made aware in writing or otherwise of such assertion, and (z) M*Modal shall have the right to assume the defense (with counsel reasonably acceptable to Client) of any such Privacy Claim (with Client having the right, but not the obligation, to appear at its own expense in any legal action by counsel of its own selection), including, without limitation, the ability, in its sole discretion, to compromise or settle the Privacy Claim (provided that any such settlement shall contain a complete release of all claims against Client directly arising from the Underlying Privacy Claim, including its directors, officers, and employees, and shall not require any admission of fault by Client or such individuals), and Client must supply M*Modal with all reasonable information, assistance and authority for M*Modal to do so at the sole expense of M*Modal. If, as a result of a Change in Privacy Law (defined below in this paragraph 9.a.ii), the rights or obligations of either Party or the manner or method in which M*Modal or Client performs its duties under this Agreement changes, Client and M*Modal each agrees to negotiate in good faith to amend, and shall together amend, this Agreement as necessary to accommodate such changes. The term "Change in Privacy Law" means any (i) applicable United States federal or state law or regulation relating to the privacy of individually identifiable medical, financial or other information enacted after the Effective Date of this Agreement, or any change after such Effective Date in any such existing applicable federal or state law or regulation, or (ii) any change in judicial or administrative interpretation or the enforcement of any such applicable federal or state law or regulation occurring after such Effective Date. With respect to any claim or claims of violation by Client of HIPAA or any law relating to the privacy of individually identifiable medical, financial or other information, M*Modal's entire obligation to Client and Client's sole remedy is as set forth in this paragraph 9.a.ii.

b.
Client Indemnification: Client agrees to defend, indemnify and hold harmless M*Modal with respect to any damages, costs and expenses (including, without limitation, litigation costs and reasonable attorney fees) incurred by M*Modal as a result of any action, claim, investigation or proceeding of a third party brought against M*Modal (each, a “Third Party Claim”) caused by or arising out of the use, distribution or performance by Client (or by any third party individual or entity allowed by Client to use the Licensed Technology, whether under one or more of the attached License Grant/Restrictions Schedules or otherwise) of the Client Workflow System (including the Licensed Technology as embedded therein) or any transcription service (whether or not rendered through use of the Client Workflow System), including, without limitation, any claim of infringement (but excluding any claim of infringement/misappropriation for which M*Modal has expressly agreed to provide indemnity under paragraph 9.a.i, above, if such claim of infringement/misappropriation is asserted against M*Modal), personal injury claim, product liability claim, claim for payment of taxes, or claim of a violation of HIPAA (but excluding any claim of violation of HIPAA for which M*Modal has expressly agreed to provide indemnity under paragraph 9.a.ii, above, if such claim of violation is asserted against M*Modal), provided that (y) M*Modal notifies Client in writing of any Third Party Claim promptly after M*Modal is made aware in writing of such assertion, and (z) Client shall have the right to assume the defense (with counsel reasonably acceptable to M*Modal) of any such Third Party Claim, including, without limitation, the ability, in its sole discretion, to compromise or settle the Claim (provided that any such settlement shall contain a complete release of all claims against M*Modal, including its directors, officers, and employees, and shall not require any admission of fault by M*Modal or such individuals), and M*Modal must supply Client with all reasonable information, assistance and authority for Client to do so (at the sole expense of Client). For avoidance of doubt, Client shall indemnify M*Modal under this paragraph 9.b for any claim caused by or arising out of the manner in which any medical report was, or failed to be, transcribed, created, reviewed/edited, rendered or delivered, whether or not such transcription, creation, review/editing, rendering or delivery was alleged to have been done or was done properly, improperly or otherwise, or if there was a failure to perform any such transcription, creation, review and editing, rendering or delivery, whether or not such medical report is alleged to have been, was or failed to be transcribed, created, reviewed or edited, rendered or delivered properly, improperly or otherwise, and whether or not such report is alleged to have been, was, or failed to be transcribed, created, reviewed/edited, rendered or delivered using the Licensed Technology, and whether or not such transcription, creation, review/editing, rendering or delivery, or failure to perform any such transcription, creation, review and editing, rendering or delivery, was alleged to have been done or was done by Client itself or by any individual or entity allowed to use the Licensed Technology under one or more of the attached License Grant/Restrictions Schedules (or whose use is contemplated by such License Grant/Restrictions Schedule). With respect to any action, claim, investigation or proceeding of a third party brought against M*Modal in the manner described in this paragraph 9.b, Client's entire obligation to M*Modal and M*Modal's sole remedy is for Third Party Claims as set forth in this paragraph 9.b.

10.    Term and Termination; Concomitant Obligations

a.
Term: The initial term of this Agreement shall commence on the Effective Date and run until December 31, 2012, unless otherwise terminated earlier as provided herein (the “Initial Term”). This Agreement shall renew at the expiration of the Initial Term for up to four (4) immediately successive one (1) year periods (each such one (1) year period, a "Renewal Term"), unless otherwise terminated earlier as provided herein, provided that Client does not provide M*Modal with signed, written notice, at least ninety (90) calendar days prior to the expiration of the Initial Term or the then-current Renewal Term, as applicable, that Client does not desire the then-upcoming Renewal Term. Following the fourth (4th) Renewal Term, this Agreement shall continue to renew for immediately successive one (1) year periods (each such one (1) year period, a "Subsequent Renewal Term"), unless otherwise terminated earlier as provided herein, provided that neither Party provides the other Party with signed, written notice, at least ninety (90) calendar days prior to the expiration of the last (fourth) Renewal Term or the then-current Subsequent Renewal Term, as applicable, that such Party does not desire the then-upcoming Subsequent Renewal Term. The Initial Term, any Renewal Term and any Subsequent Renewal Term individually and collectively shall be referred to in this Agreement as the “Term.”

b.	Continuing Rights and Obligations.

i.	Standard Transition Period:

(A)
In the event this Agreement expires under paragraph 10.a, above, or, in the event Client properly terminates this Agreement at any time during the Term in accordance with the terms and subject to the conditions contained in paragraphs 10.c or 10.d, below, then, beginning on the effective date of any such expiration or termination and for the immediately following thirty (30) month period (the “Standard Transition Period”), Client shall have the right to continue using the Licensed Technology as set forth in the Specifications in accordance with the terms and conditions set forth in this Agreement immediately prior to such expiration or termination (“Client's Continued Use of the Licensed Technology”), subject to earlier termination during such thirty (30) month period pursuant to paragraphs 8.b, 9.a.i, 10.c, 10.d or 14.d of the Terms and Conditions, provided that, during the Standard Transition Period, Client performs its obligations under and complies with this Agreement as in effect immediately prior to such expiration or termination (including, without limitation, those concerning payment of fees) as though this Agreement had not terminated or expired. For avoidance of doubt, the foregoing right shall not apply in the event (i) M*Modal terminates this Agreement under paragraphs 8.b, 9.a.i, 10.c or 10.d, above, or (ii) either Party terminates this Agreement under paragraph 14.d.ii, below or (iii) M*Modal terminates this Agreement under paragraph 14.d.iii, below. Notwithstanding anything to the contrary in this Agreement, Client shall be allowed only one (1) Standard Transition Period, and Client shall not be allowed a Standard Transition Period in the event a Competitive Transition Period or [*******] (each defined in paragraph 10.b.ii, below; with the terms “Standard Transition Period,” “Competitive Transition Period” and [*******] each being referred to herein from time to time as a “Transition Period”) has already come into effect under this Agreement.

(B)
M*Modal shall continue, during the Standard Transition Period, to provide to Client (A) any SaaS-related services that M*Modal had been providing immediately prior to such expiration or termination of this Agreement to the extent necessary to enable Client's Continued Use of the Licensed Technology, and (B) the maintenance and support services set forth in any Maintenance and Support Schedule effective immediately prior to such expiration or termination of this Agreement, in each case subject to the terms and conditions of this Agreement. For avoidance of doubt, unless an obligation of M*Modal under this Agreement survives termination or expiration under paragraph 14.j, below, or M*Modal is otherwise required to continue to adhere to an obligation in order to enable Client's Continued Use of the Licensed Technology (e.g., extending the applicable license grants contained in the applicable License Grant/Restrictions Schedule(s)), M*Modal shall have no other obligation to Client during the Standard Transition

Period.

ii.	Competitor-related Transition Periods:

(A)
In the event  M*Modal terminates this Agreement under paragraph 14.d.ii, or 14.d.iii, below, then, beginning on the effective date of any such termination and for (1) the immediately following thirty (30) month period (the “Competitive Transition Period”) [*******] or (2) the immediately following eighteen (18) month period [*******], Client shall have the right to continue using the Licensed Technology in the manner set forth in this Agreement immediately prior to such termination solely in connection with then-existing Client Customers or Platform Customers and any new Client Customers or Platform Customers added during the first twelve (12) months of the Competitive Transition Period or during [*******], subject to earlier termination during such Competitive Transition Period or [*******] pursuant to paragraphs 8.b, 9.a.i, 10.c, 10.d or 14.d of the Terms and Conditions, in each case provided that, during the Competitive Transition Period or [*******], Client performs its obligations under and complies with this Agreement as in effect immediately prior to such termination (including, without limitation, those concerning payment of fees) as though this Agreement had not terminated, and all performs its obligations under and complies with Attachment F to these Terms and Conditions. [*******] Notwithstanding anything to the contrary in this Agreement, Client shall be allowed only one (1) Competitive Transition Period or [*******], as the case may be, and Client shall not be allowed a Competitive Transition Period or [*******], as the case may be, if any other Transition Period has already come into effect under this Agreement.

(A)
M*Modal shall continue, during the Competitive Transition Period or [*******] to provide to Client (1) any SaaS-related services that M*Modal had been providing immediately prior to such termination of this Agreement to the extent necessary to enable Client's Continued Use of the Licensed Technology, and (2) the maintenance and support services set forth in any Maintenance and Support Schedule effective immediately prior to such termination of this Agreement, in each case subject to the terms and conditions of this Agreement. For avoidance of doubt, unless an obligation of M*Modal under this Agreement survives termination or expiration under paragraph 14.j, below, or M*Modal is otherwise required to continue to adhere to an obligation in order to enable Client's Continued Use of the Licensed Technology (e.g., extending the applicable license grants contained in the applicable License Grant/Restrictions Schedule(s)), M*Modal shall have no other obligation to Client during the Competitive Transition Period or [*******].

c.
Early Termination - Breach with Possibility of Cure: Either Party may terminate this Agreement (or, if a Transition Period is in effect, either Party may terminate such Transition Period) upon written notice in the event the other Party is in breach of any provision of this Agreement, including, without limitation, Client's obligation to pay Production Fees or License Fees under this Agreement (other than fees covered by a “Dispute Notice”), if such breach materially and adversely affects the benefits of the non-breaching Party under this Agreement and the breaching Party has failed to cure such breach within thirty (30) calendar days after receiving written notice from the non-breaching Party of such breach.

d.
Early Termination for Confidentiality/IP Breach: In the event either Party (a “Confidentiality/IP Breaching Party”) breaches its confidentiality obligations under this Agreement or any obligation to protect the other Party's Intellectual Property rights, including, without limitation, those set forth in section 7 (Confidentiality; Intellectual Property; Dictating Physicians Model Set), above, and those set forth in any License Grant/Restrictions Schedule, in any material respect, and the Confidentiality/IP Breaching Party has failed to cure such breach within five (5) business days after receipt of notice thereof from the other Party, then such Party may immediately terminate this Agreement (or, if a Transition Period is in effect, either Party may terminate such Transition Period). Notwithstanding anything to the contrary in the foregoing, in the event Client is the Confidentiality/IP Breaching Party, and, in M*Modal's good faith and reasonable judgment, M*Modal is suffering or will suffer irreparable harm as a direct result of such material breach by Client that would be mitigated, at least in part, by the termination of this Agreement, then, in addition to the rights M*Modal may have under paragraph 10.c, above, and in this paragraph 10.d, M*Modal may, without providing Client any opportunity to cure such breach, immediately terminate this Agreement (or, if a Transition Period is in effect, M*Modal may terminate such Transition Period).

e.
Effect of Termination: Termination or expiration of this Agreement shall terminate any and all then-effective licenses granted to Client under this Agreement (unless a Transition Period is in effect, in which case all applicable licenses will terminate at the expiration or termination of such Transition Period). Unless otherwise expressly provided in this Agreement, termination or expiration of this Agreement (or, if a Transition Period is in effect, termination or expiration of such Transition Period) is without prejudice to the enforcement of any undischarged obligations existing at the time of termination or expiration. Neither Party shall be liable to the other for any termination or expiration of this Agreement (including, without limitation, any attachment or schedule) (or, if a Transition Period is in effect, then neither Party shall be liable to the other for any termination or expiration of such Transition Period), provided such termination or expiration takes place in accordance with the terms and subject to the conditions of this Agreement.

f.
Client Return of Licensed Technology, Confidential Information. Within thirty (30) calendar days after such termination or expiration of this Agreement (or, if a Transition Period is in effect, then within thirty (30) calendar days after the expiration or termination of such Transition Period), Client shall erase or otherwise destroy any and all copies of the Licensed Technology and other Confidential Information of M*Modal that Client has not previously returned to M*Modal pursuant to paragraph 7.b, above, and shall send to M*Modal written certification, by an officer of Client, of such erasure or destruction.

g.
M*Modal Return of Confidential Information. Subject to M*Modal's rights to any Aggregate Data and any product or service improvements, modifications or inventions and any new products or services relating to or based on such Aggregate Data set forth in paragraph 7.i, above, the Parties agree as follows: Termination or expiration of this Agreement (or, if a Transition Period is in effect, then expiration or termination of such Transition Period) shall terminate M*Modal's access to and use of Client's Confidential Information that M*Modal has not previously returned to Client pursuant to paragraph 7.b, above. Within thirty (30) calendar days after such termination or expiration of this Agreement (or, if a Transition Period is in effect, then within thirty (30) calendar days after the expiration or termination of such Transition Period), M*Modal shall erase or otherwise destroy any and all copies of Client's Confidential Information that M*Modal has not previously returned to Client pursuant to paragraph 7.b, above, and shall send to Client written certification, by an officer of M*Modal, of such erasure or destruction.

11.    Client's HIPAA-related Requirements

The Parties have entered into a certain agreement entitled “Sub Business Associate Agreement,” (the “HIPAA Agreement”), contained in Attachment D to these Terms and Conditions. To the extent any provision, term or condition contained in this Agreement conflicts with any provision, term or condition contained in the HIPAA Agreement, the relevant provisions, terms and conditions of this Agreement shall have priority of interpretation and application over the provisions, term and conditions of such HIPAA Agreement.

13.    [*******]

14.	General Provisions

a.
Force Majeure: Neither Party shall be liable by reason of any failure or delay in the performance of its obligations hereunder on account of strikes, riots, insurrection, terrorist attacks, fires, flood, storm, explosion, act of God, war (declared or undeclared), governmental action, labor conditions, earthquakes, material shortages or any other similar cause that is beyond the reasonable control of such Party.

b.
Compliance with Law: Each Party shall each comply with all laws, rules and regulations applicable to it and any actions contemplated by this Agreement, including, without limitation, customs laws, import, export, and re-export laws and government regulations of any country from or to which software (and attendant Intellectual Property rights) may be delivered in accordance with the provisions of this Agreement. For avoidance of doubt, Client shall be solely responsible and liable for ensuring (i) that any and all data, including without limitation, Clinical Data, sent to M*Modal's data processing facilities by or on behalf of Client from one or more entities located outside the United States (or otherwise subject to the laws of countries other than the United States) in connection with this Agreement (in each case to the extent permitted under this Agreement), is lawfully transferred and is lawfully permitted to be used by M*Modal for operating the Licensed Technology and providing the agreed upon services pursuant to this Agreement under all applicable laws, rules and regulations of the countries (other than the United States) from which the Clinical Data originated or through which the Clinical Data was transmitted; and (ii) compliance with all applicable laws, rules and regulations relating to the marketing, selling and sublicensing of the Licensed Technology, including without limitation, all export and import control laws and regulations of the United States and other countries. M*Modal will, at Client's request, provide technical information and reasonable assistance to Client in applying for any required governmental export approval(s).

c.	No Agency: Nothing contained in this Agreement shall be construed as creating a partnership, joint venture, or other form of agency between the Parties.

d.	Agreement Transfer; Competitor Interest:

i.
Assignment: Neither Party shall assign, sublicense, delegate or otherwise transfer this Agreement, or its rights or liabilities herein, in whole or in part, by operation of law or otherwise, without the prior written consent of the other Party, except that an Acquired Party may, without the prior written consent of the Non-Acquired Party, assign this Agreement in its entirety to a Person (an “Acquiring Person”) that has acquired such Acquired Party or all or substantially all of such Acquired Party's business and assets pursuant to a Change of Control, provided that such Acquiring Person is not a Non-Acquired Party Competitor, and further provided that such Acquiring Person assumes in writing all obligations of the Acquired Party under this Agreement. Notwithstanding anything to the contrary in the foregoing, this Agreement may not be assigned by Client during a Transition Period, and a Transition Period itself may not be assigned, sublicensed, delegated or otherwise transferred by Client.

ii.
Change of Control: In the event of a Change of Control of any Party, the Acquired Party shall give written notice of said Change of Control (“Change of Control Notice”) to the Non-Acquired Party on or prior to the closing date of such Change of Control (the “Change of Control Closing Date”) identifying all of the parties thereto and the Change of Control Closing Date. If the Acquiring Person in such Change of Control is a Non-Acquired Party Competitor, then the Non-Acquired Party may terminate this Agreement by giving written notice of termination to the Acquired Party at any time during the period beginning on the date the Non-Acquired Party first learns of such Change of Control and ending ten (10) calendar days following its receipt of the Change of Control Notice, which termination shall be deemed to be effective on the Change of Control Closing Date.

iii.	[*******]

iv.
M*Modal hereby represents and warrants that the transactions contemplated by that certain Agreement and Plan of Merger and Reorganization by and among MedQuist Holdings Inc., Miami Acquisition Corporation, Miami Acquisition LLC, M*Modal and Michael Finke, as Securityholder Representative, dated July 11, 2011 (the “MedQuist Agreement”), shall not adversely affect or modify the rights of Client under this Agreement and that upon consummation of the MedQuist Agreement, and provided that Client is in compliance with the terms and conditions of this Agreement, this Agreement shall be binding and enforceable against M*Modal on the same terms and conditions as are in effect immediately prior to the consummation of the MedQuist Agreement. Subject to the foregoing sentence but notwithstanding anything else to the contrary in this Agreement, the Parties acknowledge and agree that the transactions contemplated by the MedQuist Agreement, (x) do not constitute a Change of Control for purposes of this Agreement and (y) if and to the extent that the transactions contemplated by the MedQuist Agreement are or could be deemed to be, construed as or result in an assignment, delegation and/or transfer by M*Modal of this Agreement or M*Modal's rights or liabilities herein (whether for purposes of paragraph 14.d.i or for any other purpose), the Client hereby consents to such assignment, delegation and/or transfer for all purposes.

v.	Subject to the foregoing provisions of this paragraph 14.d, this Agreement is binding on the Parties and any and all of their respective and permitted successors and assigns.

e.
Notices: All notices, requests, demands or other communications permitted or required under this Agreement shall be in writing and shall be delivered in person or delivered by a reputable courier service (e.g., FedEx) to the notice recipient and address set forth on the cover page for the other Party, and shall be deemed provided or given to the Party at such address upon documented delivery. Whenever either Party delivers in person or by reputable courier service to the other any such communication (the “Communication”), the Party so delivering such Communication shall use commercially reasonable efforts also to send to the receiving Party an email message containing such Communication on or before the same date of documented delivery of the Communication. In the case of M*Modal sending the Communication, the email recipients of Client shall be Lance Cornell and Scott Robertson at the following respective email addresses:lance.cornell@trcr.com and scott.robertson@trcr.com; and in the case of Client sending such Communication, the email recipients of M*Modal shall be Michael Finke and Ryan Hopkins, at the following respective email addresses: michael.finke@mmodal.com; ryan.hopkins@mmodal.com. Either Party may change its notice recipient or address information by proving the other Party with written notice of such change.

f.
Entire Agreement: This Agreement constitutes the entire agreement between M*Modal and Client with respect to the subject matter hereof, and supersedes any prior agreements, understandings, promises or representations made by either Party to the other concerning the subject matter hereof, or the terms and conditions contained herein. To the extent the foregoing Terms and Conditions conflict with any provision or term or condition set forth in an attachment or a schedule, the Terms and Conditions shall have priority of interpretation and application over the provision or term or condition of such attachment or schedule, unless the attachment or schedule expressly indicates that it is modifying or amending the relevant Terms and Conditions. Neither the foregoing Terms and Conditions nor any attachment or schedule may be modified except by a subsequently dated and written amendment to this Agreement signed on behalf of the Parties by their respective, duly authorized representatives.

g.
No Waiver: The waiver by either Party of a breach of any provision contained in this Agreement shall not be construed as a waiver of any succeeding breach of such provision or a waiver of the provision itself.

h.
Severability: If any provision of this Agreement is found to be invalid, voidable, void or unenforceable, the Parties agree that such invalidity, voidability, voidness or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

i.	Headings: The section and paragraph headings in this Agreement are for convenience only and shall not delimit or affect the meaning of any and all terms and conditions contained herein.

j.
Survival of Provisions: The provisions of this Agreement that impose or contemplate continuing obligations on or of a Party shall survive termination or expiration of this Agreement and remain in effect until all related obligations are satisfied. Without limiting the generality of the immediately preceding statement, the provisions contained in section 7 (Confidentiality; Intellectual Property; Dictating Physicians Model Set), paragraph 8c, section 9 (Indemnification), paragraphs 10.e - 10g, and in this section 14 (General Provisions), including, without limitation, paragraph 14.d, shall remain in effect following termination or expiration.

k.
Construction: The Parties have negotiated and prepared this Agreement jointly, and therefore the terms and conditions contained herein shall not be strictly construed against either Party as the drafter.

l.
No Third Party Beneficiaries: There are no intended third party beneficiaries of this Agreement. and this Agreement shall not be construed, interpreted, or deemed to confer any rights whatsoever to any third party or parties.

m.
Counterparts: This Agreement may be executed by facsimile and in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

n.
Governing Law: This Agreement shall be governed by the law of the Commonwealth of Pennsylvania or, where applicable, the federal law of the United States of America, without regard to any provision of Pennsylvania law that would require or permit the application of the substantive law of any other jurisdiction (except United States federal law), and without regard to any provision of United States law that would require or permit the application of the substantive law of any other jurisdiction (except Pennsylvania law).

o.
Injunctive/Equitable Relief: The Parties acknowledge that, in the event of a breach of this Agreement, no adequate remedy at law may be available to the non-breaching Party, and that such non-breaching Party shall be entitled to seek injunctive or other equitable relief in addition to any relief available at law, without the need to post a bond.

p.
Cumulative Remedies: Except as specifically provided for in this Agreement, all remedies provided for in this Agreement are cumulative and are in addition to any rights or remedies available to either Party at law or in equity.

q.
Non-solicitation: During the Term and for a period of one (1) year thereafter, neither Party will solicit, directly or indirectly, the employment of the other party's personnel, except that neither Party is restricted from soliciting by means of general advertising.

r.
Non-Disparagement: Neither Party will undertake any disparaging or harassing conduct directed at the other (or any employee or non-competitive affiliate of the other Party) at any time during the Term of this Agreement or following termination hereof.

s.
Termination of Heartland CDSA: The Parties hereby agree that, upon the execution of this Agreement by both Parties, the Heartland CDSA shall be terminated without any further action of either Party hereto.

ATTACHMENT A
Product-related Definitions
and
AnyModal CDS Functional Description and Technical Features/Requirements

1.    Definitions

All capitalized terms used in this Attachment A without definition that are expressly defined in the Terms and Conditions, in another attachment or in a schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule. The following terms, when used with initial capital letters, shall have the following, corresponding definitions:

a.	AnyModal CDS Definitions:

[*******]

2.    AnyModal CDS Functional Description and Technical Features/Requirements

Functional Description

AnyModal CDS Service, AnyModal CDS Editor, AnyModal CDS Capture System AnyModal CDS Speech Controller & AnyModal CDS Workstation:

[*******]

Technical Features and Requirements

AnyModal CDS Service:

[*******]

ATTACHMENT B

M*Modal
Clinical Documentation Solution Agreement
Statement of Work Schedule ___
Legacy Enrollment

1.    Definitions

All capitalized terms used in this SOW ___ without definition that are expressly defined in the Terms and Conditions, in an attachment or in another schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule.

2.    [*******]

Enrollment Work Plan

Upon receipt by M*Modal of the relevant Training Information from Client, M*Modal shall perform the legacy enrollment services described in paragraph 2 of this SOW ____, above, and make a Dictating Physician profile available by the date indicated for the following Dictating Physicians. The Dictating Physicians shall be identified by Client in a manner sufficient to complete the schedule set forth below.

Dictating Physician Name	Clinical Specialty	Associated Client Customer	Recording Setup	Date of Availability of Dictating Physician Profile
[Insert number] months following M*Modal's receipt of the required Training Information.

3.    Fees

[*******]
4.    Term

This SOW _____ shall be effective during, and its term shall be coterminous with, [insert desired term].

Multimodal Technologies, Inc.	Transcend Services, Inc.
By: _________________________________ (Authorized Signature)	By: _________________________________ (Authorized Signature)
____________________________________ Typed or Printed Name	____________________________________ Typed or Printed Name
____________________________________ Title	____________________________________ Title
____________________________________ Date	____________________________________ Date

ATTACHMENT C

All capitalized terms used in this Attachment C without definition that are expressly defined in the Terms and Conditions, in another attachment or in a schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule.

Rates

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

ATTACHMENT D

All capitalized terms used in this Attachment D without definition that are expressly defined in the Terms and Conditions, in another attachment or in a schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule.

HIPAA Agreement

ATTACHMENT E

All capitalized terms used in this Attachment E without definition that are expressly defined in the Terms and Conditions, in another attachment or in a schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule.

[*******]

ATTACHMENT F

1.    Definitions

All capitalized terms used in this Attachment F without definition that are expressly defined in the Terms and Conditions, in another attachment or in a schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule. The following terms, when used with initial capital letters, shall have the following, corresponding definitions:

a.
“Competitive Acquiring Party” means each and every one of the following: (i) under paragraph 14.d.ii of the Terms and Conditions, any Non-Acquired Party Competitor and any successor to such Non-Acquired Party Competitor involved in the Change of Control of Client, and (ii) [*******].

b.	“M*Modal Protected Information” means, individually and collectively, as applicable, the [*******] the [*******] and the [*******] (each as defined below in this section 1), and any portion thereof.

c.	[*******]

d.	[*******]

e.	[*******]

f.
“Qualified Client Employee” means an employee of Client (and not of the Competitive Acquiring Party) who (a) both has been employed by Client and has worked with the Licensed Technology in a particular role (the “Licensed Technology Role”) for at least the [*******] period immediately preceding the termination date of this Agreement (the “Termination Date”), and (b) has not been employed or engaged in any capacity by the Competitive Acquiring Party within the immediately preceding [*******] period.

2.    Continuing Rights and Obligations

a.
On or prior to the Termination Date, Client shall (i) designate a group of Qualified Client Employees (individually and collectively, the “Designated Employees”), who shall be assigned to operate, maintain and use the Licensed Technology as allowed in this Agreement during the Competitive Transition Period or [*******] as such Licensed Technology is integrated/incorporated into the then-existing Client Workflow System on the Termination Date, and (ii) provide to M*Modal a list of such Designated Employees, whose designation shall be subject to M*Modal's reasonable approval. (For avoidance of doubt, during the Competitive Transition Period or [*******], the Client Workflow System shall not consist of any software or product owned by the Competitive Acquiring Party.) Based on their respective Licensed Technology Roles, each of the Designated Employees shall be placed within one of the following groupings related to a particular function of such operation, maintenance or use of the Licensed Technology:

[*******]

Apart from employee MTs/MEs of Client and Client Contract Transcriptionists who use the end user functionality of the Licensed Technology as expressly allowed in License Grant/Restrictions Schedule 1 for the sole purpose of assisting Client with the transcription and management of dictated clinical information of Client Customers, the Designated Employees shall be the only personnel of Client who shall have any access to the Licensed Technology or the M*Modal Protected Information during the Competitive Transition Period or [*******], and each of the Designated Employees shall only perform the functions required by his or her designated group.

b.	Unless otherwise agreed to in writing by the Parties (which writing shall expressly reference this Attachment F), the following shall apply:

▪
On or prior to the Termination Date, each of the Designated Employees in the [*******] and each of the Designated Employees in the [*******] shall agree in writing, for the express benefit of M*Modal (and in a form reasonably acceptable to M*Modal), to exercise, and shall exercise, best efforts during and at all times after the Competitive Transition Period or [*******] to prevent access by or disclosure to any employee, contractor or other agent of the Competitive Acquiring Party of the M*Modal Protected Information.

▪
On or prior to the Termination Date, each of the Designated Employees in the [*******] shall agree in writing, for the express benefit of M*Modal (and in a form reasonably acceptable to M*Modal), to exercise, and shall exercise, commercially reasonable efforts during and at all times after the Competitive Transition Period or [*******] to prevent access by or disclosure to any employee, contractor or other agent of the Competitive Acquiring Party of the M*Modal

Protected Information.

▪
During the Competitive Transition Period or [*******], each of the Designated Employees in the [*******] and each of the Designated Employees in the [*******] shall not allow access by or disclosure to Designed Employees in the [*******] of the M*Modal Protected Information relating to the functions performed by such employees in the [*******] or in the [*******].

▪
During the Competitive Transition Period or [*******], each of the Designated Employees in the [*******] and each of the Designated Employees in the [*******] shall not report or otherwise be responsible to any employee, contractor or other personnel of the Competitive Acquiring Party.

▪
During the Competitive Transition Period or [*******], each of the Designated Employees in the [*******] and each of the Designated Employees in the [*******] shall not have access to any product or technology of the Competitive Acquiring Party that reasonably can be deemed competitive with the Licensed Technology.

▪
Prior to the commencement of the Competitive Transition Period or [*******], each of the Designated Employees in the [*******] shall agree in writing, for the express benefit of M*Modal (and in a form reasonably acceptable to M*Modal), that, for the [*******] period immediately following the Competitive Transition Period or [*******], he or she shall not have access to any product or technology of the Competitive Acquiring Party that reasonably can be deemed competitive with the Licensed Technology, and such Designated Employees shall not have any such access during such [*******] period.

▪
The Parties acknowledge and agree that any agreements which any Designated Employee is required to execute pursuant to this paragraph 2.b. shall include an agreement by the parties thereto that any such agreement is for the sole benefit of M*Modal and its successors and assigns and that no third party shall have the right to rely on such agreement and, subject to the last sentence of this paragraph, in no event shall the performance thereof or any breaches or defaults thereunder result in any personal liability of any such Designated Employee. Notwithstanding anything to the contrary in this Agreement, Client and its successors and assigns shall be responsible and liable for any and all obligations of each Designated Employee, including without limitation any breaches or defaults by one or more Designated Employees under any agreements executed pursuant to this paragraph 2.b, whether or not any such Designated Employee is acting in his or her capacity as an employee of Client or its successors and assigns and despite any such Designated Employee's willful misconduct, gross negligence or other failure to meet any particular standard of care.

c.
During the Competitive Transition Period or [*******], all other M*Modal Confidential Information (i.e., M*Modal Confidential Information that is in addition to the M*Modal Protected Information) shall only be used by Client as strictly necessary to operate, maintain and use the Licensed Technology as allowed in this Agreement during such Competitive Transition Period or [*******]. For avoidance of doubt, no M*Modal Confidential Information, including, without limitation, any M*Modal Protected Information, (1) may be used to configure or set up any product or technology of the Competitive Acquiring Party, (2) may be used to train or adapt any product or technology of the Competitive Acquiring Party, or (3) may be accessed by, communicated to or otherwise used by to any personnel working on implementation, training/adaptation or general operation of any product or technology of the Competitive Acquiring Party that reasonably can be deemed competitive with the Licensed Technology.

d.
Within the forty-five (45) day period immediately following expiration or termination of the Competitive Transition Period or [*******], the Parties shall work together, in conjunction with and through the Designated Employees in the [*******], to remove from the Client Workflow System the M*Modal software and technology and any other elements consisting of Licensed Technology, M*Modal Confidential Information or M*Modal Intellectual Property that are incorporated into or used in connection with the Client Workflow System, and Client shall provide any and all access, information and assistance as reasonably required for such purposes.

e.
Client shall not, during the Competitive Transition Period or [*******], and for the [*******] period immediately following the end of the Competitive Transition Period or [*******], make any statement that could reasonably be construed to imply that the Licensed Technology as used under this particular Agreement is an inferior technology to that employed in other products owned by the Competitive Acquiring Party.

3.    Associated Fees

[*******]

M*Modal
Clinical Documentation Solution Agreement
Production Schedule 1
(Batch Mode Processing & Transaction Mode Processing)

1.    Definitions

All capitalized terms used in this Production Schedule 1 without definition that are expressly defined in the Terms and Conditions, in an attachment or in another schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule. The following terms, when used with initial capital letters in this Production Schedule 1, shall have the following, corresponding definitions:

a.
“Billing Period” means one calendar month, starting the first day of such month at 12:00:01 am and ending at 12:00:00 midnight on the last day of such month (or the pro rata portion thereof, in the event the Term of this Agreement commenced on a date other than the first day of a calendar month or ends on a date other than the last day of a calendar month).

b.	“Dictation Session” means the audio recording of a single dictation session (relating to a single patient encounter) of a dictating Provider (defined in License Grant/Restrictions Schedule 1).

c.
“Downtime” means that all launched Client Workflow System-related AnyModal CDS Service Instances (defined below in this section 1) are unavailable during a [*******] period and the Client Workflow System is unable to launch replacement Instances within such [*******] period to establish availability.

d.	“Instance” means the capacity to stream the audio recording of one Dictation Session from the Client Workflow System to the AnyModal CDS Service.

e.
“Maintenance Services” means software-related maintenance activities performed by or on behalf of M*Modal in connection with the Licensed Technology, provided that (i) Client is notified by M*Modal via email at least [*******] in advance that M*Modal will be performing such maintenance activities,** [*******] or (ii) such maintenance activities take place during M*Modal's standard maintenance window on [*******]. M*Modal may change its Maintenance Window upon [*******] prior written notice to Client. Notice concerning maintenance activities in accordance with subsection (i), above, shall be provided by email to a recipient at the email address designated by Client in writing for this purpose. For each Billing Period, the cumulative number of hours of Maintenance Services shall not exceed [*******].

f.
“Monthly Minutes Commitment” means Client's desired total minimum number of minutes of Dictation Sessions to be processed by the AnyModal CDS Service for Client and all Platform Customers in a Billing Period using both Batch Mode Processing and Transaction Mode Processing (or the pro rata portion of minutes, in the event of a truncated month within a Billing Period).

g.	[*******]

h.	“Scheduled Downtime (BM)” [*******]

i.
“Turnaround Time (BM)” means the time between the moment an uploaded Dictation Session is submitted by the Client Workflow System to the AnyModal CDS Service for processing (i.e., the “startJob” function is called through the AnyModal CDS Service “JobControl” APIs) at the Client Workflow System's highest possible priority (without subsequent reprioritization) (each, a “Submitted Recording”), on the one hand, and the moment the Draft Medical Report (for the purposes of this Production Schedule 1, a “Report (BM)”) for such Dictation Session is made available to the Client Workflow System for retrieval by Client of the relevant Platform Customer, as applicable.

j.
“Turnaround Time (TM)” means the time between the moment the AnyModal CDS Capture System or Client Workflow System, as applicable, through its user requests that the AnyModal CDS Service stop accepting further audio and complete the streaming of a Dictation Session (an “End Streaming Request”), on the one hand, and the moment the Draft Medical Report (for purposes of this Production Schedule 1, a “Report (TM)”, and collectively with each Report (BM), “Reports”) for such Dictation Session is made available to the Client Workflow System for retrieval by Client or the relevant Platform Customer (including the relevant Provider of such Platform Customer), as applicable, on the other.

2.    Production

Production Level: As of the Effective Date, Client's Monthly Minutes Commitment is equal to [*******]. On or after the fifteenth (15th) day of each Billing Period (the “Billing Period Halfway Date”), M*Modal shall send to Client (at the following email address:

scott.robertson@trcr.com) a report (a “Progress Report”) stating, as of the Billing Period Halfway Date, (a) the cumulative number of minutes of Dictation Sessions processed by the AnyModal CDS Service for which corresponding Reports have been made available to and retrieved by Client or the relevant Platform Customers, as applicable (the “Cumulative Halfway Minutes”), and (b) the number that represents [*******] of said Cumulative Halfway Minutes. [*******].

Production Commitment (BM): In connection with Batch Mode Processing, the AnyModal CDS Service will process, through Batch Mode Processing, in sequential order as prioritized or reprioritized by the Client Workflow System, each Submitted Recording within the processing queue that is scheduled by the Client Workflow System for processing through the AnyModal CDS Service. Except for Submitted Recordings submitted by the Client Workflow System to the AnyModal CDS Service during a Scheduled Downtime (BM) [*******], for each Submitted Recording having a duration of thirty (30) minutes or less, the maximum Turnaround Time (“Maximum TAT (BM)”) in which the Report (BM) for such Submitted Recording will be made available to the Client Workflow System for retrieval by Client or the relevant Platform Customer, as applicable, is [*******].

[*******]

3.    Fees

Monthly Fee Calculation: For each Billing Period (or pro rata portion thereof), the amount owing by Client for production (the “Total Monthly Fee”) shall be calculated in accordance with the following schedule based on (x) Client's Monthly Minutes Commitment, (y) the cumulative number of minutes of Dictation Sessions processed through Batch Mode Processing by the AnyModal CDS Service for which corresponding Reports (BM) are made available to and retrieved by Client or the relevant Platform Customers, as applicable, within such Billing Period (the “Cumulative Monthly Minutes (BM)”), and (z) the cumulative number of minutes of Dictation Sessions processed through Transaction Mode Processing by the AnyModal CDS Service for which correspond Reports (TM) are made available to Client or the relevant Platform Customers, as applicable, within such Billing Period (the “Cumulative Monthly Minutes (TM)”, and together with the Cumulative Monthly Minutes (BM)”, the “Cumulative Monthly Minutes”).

Monthly Minutes    Required    Price-per-Minute (BM)    Price per Minute (TM)    Minimum Payment
Commitment    Peak Load

[*******]        [*******]        [*******]            [*******]            [*******]
[*******]        [*******]        [*******]            [*******]            [*******]
[*******]        [*******]        [*******]            [*******]            [*******]
[*******]        [*******]        [*******]            [*******]            [*******]
[*******]        [*******]        [*******]            [*******]            [*******]
[*******]        [*******]        [*******]            [*******]            [*******]
[*******]        [*******]        [*******]            [*******]            [*******]

The Total Monthly Fee shall consist of the greater of (a)(i)the Cumulative Monthly Minutes (BM) for such Billing Period multiplied by the Price-per-Minute (BM) fee listed for Client's designated Monthly Minutes Commitment (the “Monthly Fee (BM)”) plus (ii) the Cumulative Monthly Minutes (TM) for such Billing Period multiplied by the Price-per-Minute (TM) (the “Monthly Fee (TM)” and together with the Monthly Fee (BM), the “Price-per-Minute Monthly Fee”), and (b) the Minimum Payment set forth above for Client's designated Monthly Minutes Commitment. [*******]

Monthly Fee Remittance: [*******]

4.    Service Level for Hosted Software Service; Credits

[*******]

5.    Term

This Production Schedule 1 shall be effective during, and its term shall be coterminous with, the Term.

Multimodal Technologies, Inc.	Transcend Services, Inc.
By: /s/ Michael Finke (Authorized Signature)	By:/s/ Larry Gerdes (Authorized Signature)
Michael Finke Typed or Printed Name	Larry Gerdes Typed or Printed Name
CEO Title	CEO Title
8/10/11 Date	8/10/11 Date

Production Level Purchase Form
Production Schedule 1
(Batch Mode Processing & Transaction Mode Processing)

Client Name: Transcend Services, Inc.

Monthly Minutes Commitment (select one):    [*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

Date of Commencement of Billing Period
for which Monthly Minutes Commitment is Effective: 9/1/11 (price is also retroactive to 11/1/10)

Previous Monthly Minutes Commitment (if any): same

Client

By: /s/ Lance Cornell
(Authorized Signature)

Lance Cornell
Typed or Printed Name

CFO
Title

8/10/11
Date

M*Modal
Clinical Documentation Solution Agreement
License Grant/Restrictions Schedule 1

1.    Definitions

All capitalized terms used in this License Grant/Restrictions Schedule 1 without definition that are expressly defined in the Terms and Conditions, in an attachment or in another schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule. The following term(s), when used with initial capital letter in this License Grant/Restrictions Schedule 1, shall have the following, corresponding definition(s):

a.
“Certified” means an individual or entity, as applicable, who or that (i) cannot reasonably be deemed a competitor of M*Modal and is not employed by any individual or entity that can reasonably be deemed a competitor of M*Modal, (ii) at all times is properly trained on use of the AnyModal CDS Editor, AnyModal CDS Capture System, AnyModal Speech Controller and AnyModal CDS Workstation, as applicable, and (iii) in the case of a medical transcriptionist, medical editor or Provider (defined below in this section 1), is properly trained on the secure and confidential handling of information regulated by privacy laws and other similar, applicable laws within the relevant jurisdiction.

b.
“Client Customer” means a physician practice, clinic or hospital that has engaged Client to provide the professional service of managing the transcription of dictation recordings of clinical information into textual medical reports.

c.
“Client Workflow System” means Client's software-based clinical documentation workflow system designed primarily to enable (i) capture of dictation recordings, (ii) workflow between Platform Customers, qualified medical transcription personnel and certain medical specialists (including Dictating Physicians), (iii) quality assurance of transcribed documents, and (iv) distribution of textual medical reports to medical specialists (including Dictating Physicians), in addition to working with AnyModal CDS as described in Attachment A of this Agreement.

d.
“Platform Customer” means a physician practice, clinic, hospital or Transcription Services Company (defined below in this section 1) (provided such Transcription Services Company itself cannot reasonably be deemed a competitor of M*Modal, and also does not own or control, is not owned or controlled by, and is not under common ownership or control with, an entity that reasonably can be deemed a competitor or M*Modal) that has engaged Client to provide software services and software tools for managing the transcription of dictation recordings of clinical information into textual medical reports, and to which Client licenses its Client Workflow System to enable such management.

e.	“Platform Customer Provider” means a single, unique Certified Provider who is employed or engaged by, or otherwise affiliated with, a Platform Customer.

f.
“Provider” means each individual employed or engaged by a Platform Customer who uses the Client Workflow System for its intended purpose in connection with one or more of patients of such Platform Customer, such as a Dictating Physician, nurse, nurse practitioner, physician assistant or other medical or health care provider. [*******]

g.
“Transcription Services Company” means an entity that (a) as part of the normal course of its business function, regularly performs “outsourced” medical transcription services, and (b) employs or engages individuals to perform such “outsourced” transcription services.

In addition, for the purpose of this License Grant/Restrictions Schedule 1, the terms “AnyModal CDS Service,” “AnyModal CDS Editor,” AnyModal CDS Capture System,” AnyModal CDS Speech Controller,” “AnyModal CDS Workstation" and “Licensed Technology” shall include any and all applicable Updates delivered by M*Modal to Client under Maintenance and Support Schedule 1, (b) “AnyModal CDS Service,” “AnyModal CDS Editor,” AnyModal CDS Capture System,” “AnyModal CDS Speech Controller” and “AnyModal CDS Workstation" shall include all functionality set forth in Attachment A to the Terms and Conditions, and (c) the AnyModal CDS Service shall be hosted at M*Modal's data center and accessed by the Client Workflow System through an Internet connection.

2.    License Grant; Restrictions

In accordance with the terms and subject to the conditions of this Agreement, M*Modal hereby grants to Client, and Client and hereby accepts, a non-exclusive, non-transferable (except as specifically provided herein), revocable (as specifically provided herein) license to perform each and all of the following activities:

a.	Internally integrate the AnyModal CDS Service into the Client Workflow System and Internally configure the AnyModal CDS Service.

b.
Internally integrate and incorporate the AnyModal CDS Editor, AnyModal CDS Capture System, AnyModal CDS Speech Controller and AnyModal CDS Workstation into the Client Workflow System and Internally configure the AnyModal CDS Editor, AnyModal CDS Capture System, AnyModal CDS Speech Controller and AnyModal CDS Workstation.

c.
Internally demonstrate to existing and prospective Client Customers the functionality of the AnyModal CDS Service as integrated into and accessed through the Client Workflow System, and the functionality of the AnyModal CDS Editor, AnyModal CDS Capture System, AnyModal CDS Speech Controller and AnyModal CDS Workstation as integrated and incorporated into the Client Workflow System, provided that (i) Client must use only the AnyModal CDS Editor (and no other editing software or tools) in connection with the AnyModal CDS Service functionality accessed through the Client Workflow System, and (ii) Client may not use AnyModal CDS (or any portion thereof) in connection with a software service, software or product containing functionality similar to that contained in AnyModal CDS (or any portion thereof) (whether or not such software service, software or product is integrated or incorporated into the Client Workflow System).

d.
Internally access and use the AnyModal CDS Service as integrated into the Client Workflow System for the sole purpose of assisting with the transcription and management of dictated clinical information of Client Customers, provided that Client shall not use the AnyModal CDS Service in connection with a service, software or a product containing functionality similar to that contained in AnyModal CDS (whether or not such service, software or product is integrated or incorporated into the Client Workflow System).

e.
Internally use the AnyModal CDS Editor as integrated and incorporated into the Client Workflow System for the sole purpose of assisting with the transcription and management of dictated clinical information of Client Customers, provided that (i) Client must use only the AnyModal CDS Editor (and no other editing software or tools) in connection with the AnyModal CDS Service functionality accessed through the Client Workflow System, and (ii) Client may not use the AnyModal CDS Editor in connection with a service, software or a product containing functionality similar to that contained in the AnyModal CDS Service (whether or not such service, software or product is integrated or incorporated into the Client Workflow System).

f.
Allow (i) individuals and entities located within the geographic confines of the United States of America (the “US Territory”) who or that are engaged by Client on a contract basis to assist with the transcription of dictation recordings of clinical information into textual medical reports, acting within the scope of such engagement, to use, within the US Territory, the AnyModal CDS Editor as integrated/incorporated into the Client Workflow System, and (ii) one or more Transcription Services Companies, whether within or outside the US Territory, that are engaged by Client on a contract basis to assist with the transcription of dictation recordings of clinical information into textual medical reports, acting within the scope of such engagement, to use the AnyModal CDS Editor as integrated/incorporated into the Client Workflow System (such individuals, entities and Transcription Services Companies collectively referred to herein as “Client Contract Transcriptionists”), in each case for the sole purpose of assisting Client with the transcription and management of dictated clinical information of Client Customers, provided that (w) any such Client Contract Transcriptionists must use only the AnyModal CDS Editor (and no other editing software or tools) in connection with any AnyModal CDS Service functionality accessed through the Client Workflow System, (x) such Client Contract Transcriptionists may not use the AnyModal CDS Editor in connection with a software service, software or product containing functionality similar to that contained in AnyModal CDS (whether or not such software service, software or product is integrated or incorporated into the Client Workflow System), (y) such Client Contract Transcriptionists themselves cannot reasonably be deemed to be, and are not employed or engaged by, one or more competitors of M*Modal, and (z) such Client Contract Transcriptionists are required to exercise the degree of care imposed upon Client under this Agreement to protect the M*Modal Technology, Information and IP (and any portion thereof).

g.
Sublicense to Platform Customers the right to allow (i) Platform Customer Providers, acting within the scope of their respective employment or engagement, to use, either within the US Territory or, if such Platform Customer Providers are not located within the US Territory, then only on the premises of the relevant Platform Customer, the AnyModal CDS Service as configured for their use within the Client Workflow System and the AnyModal CDS Editor as integrated/incorporated into the Client Workflow System, (ii) individuals and entities located within the US Territory who or that are engaged by one or more Platform Customers on a contract basis to assist with the transcription of dictation recordings of clinical information into textual medical reports, acting within the scope of such engagement, to use, within the US Territory, the AnyModal CDS Editor as integrated/incorporated into the Client Workflow System, and (iii) one or more Transcription Services Companies, whether within or outside the US Territory, that are engaged by one or more Platform Customers on a contract basis to assist with the transcription of dictation recordings of clinical information into textual medical reports, acting within the scope of such engagement, to use the AnyModal CDS Editor as integrated/incorporated into the Client Workflow System (such individuals, entities and Transcription Services Companies collectively referred to herein as “Platform Customer Contract Transcriptionists”), in each case for the sole purpose of assisting with the transcription and management of dictated clinical information created by such Platform Customer's Platform Customer Providers, provided that (w) each Platform Customer, its Platform Customer Providers and Platform Customer Contract Transcriptionists must use only the AnyModal CDS Editor (and no other editing software or tools) in connection with any AnyModal CDS Service functionality accessed through the Client Workflow System, (x) each Platform Customer, its Platform Customer Providers and Platform Customer Contract Transcriptionists may not use the AnyModal CDS Editor in

connection with a software service, software or product containing functionality similar to that contained in AnyModal CDS (whether or not such software service, software or product is integrated or incorporated into the Client Workflow System), (y)  each Platform Customer, its Platform Customer Providers and Platform Customer Contract Transcriptionists themselves cannot reasonably be deemed to be, and are not employed or engaged by, as applicable, one or more competitors of M*Modal, and (z) each Platform Customer, its Platform Customer Providers and Platform Customer Contract Transcriptionists are required to exercise the degree of care imposed upon Client under this Agreement to protect the M*Modal Technology, Information and IP (and any portion thereof).

h.
Sublicense to Platform Customers the right to allow Platform Customer Providers, acting within the scope of their respective employment or engagement, to use, either within the geographic confines of the United States of America or, if such Platform Customer Providers are not located within the United States of America, then only on the premises of the Platform Customer, the AnyModal CDS Capture System, AnyModal CDS Speech Controller and AnyModal CDS Workstation as integrated and incorporated into the Client Workflow System, for the sole purpose of assisting with the transcription and management of dictated clinical information created by such Platform Customer Providers, provided that (i) each Platform Customer and its Platform Customer Providers and may not use the AnyModal CDS Capture System or AnyModal CDS Speech Controller in connection with a software service, software or product containing functionality similar to that contained in AnyModal CDS (whether or not such software service, software or product is integrated or incorporated into the Client Workflow System), (ii) each Platform Customer and its Platform Customer Providers themselves cannot reasonably be deemed to be, and are not employed or engaged by, as applicable, one or more competitor(s) of M*Modal, and (iii) each Platform Customer and its Platform Customer Providers are required to exercise the degree of care imposed upon Client under this Agreement to protect the M*Modal Products, Information and IP (and any portion thereof).

Without limiting the terms and conditions contained in this Agreement, Client hereby agrees that it will be jointly and severally liable with the Client Contract Transcriptionists, Client Customers, Platform Customers, Platform Customer Providers and Platform Customer Contract Transcriptionists (individually and collectively, as applicable, “Sublicensees”) for any and all damages resulting from a failure by such Sublicensees (including their employees, agents and independent contractors) to protect the M*Modal Technology, Information and IP (and any portion thereof) in the required manner and for any other use of the Licensed Technology beyond its intended function. In the event of such a failure or a misuse of the Licensed Technology, M*Modal may bring an action before a court in the United States or elsewhere against either Client or each of the Sublicensees, or any and all of such parties together.

Without expanding the limited license grant, Client and any and all of its Sublicensees shall not (i) disassemble, reverse compile or reverse engineer the Licensed Technology, or take any action in order to derive a source code equivalent of the Licensed Technology (except as otherwise required under applicable law, in which case any such works are Derivative Works of the Licensed Technology and thus are the sole and exclusive property of M*Modal), (ii) release to any third party results of any benchmark, performance, or functionality tests performed on the Licensed Technology (iii) release to any third party any results obtained through use of the Licensed Technology, including, without limitation, media or text output, except as expressly set forth in the Agreement (for avoidance of doubt, Client shall have the right to deliver to Client Customers the Final Medical Reports prepared for such Client Customers as well as reports and analysis derived from the Final Medical Reports), (iv) incorporate, bundle or pre-load the Licensed Technology into any software or computing device of Client except as expressly set forth in the Agreement (including any attachment or schedule to the Terms and Conditions), (v) create Derivative Works of any part of the Licensed Technology, except as expressly set forth in the Agreement, (vi) sublicense the Licensed Technology to a third party, or otherwise permit use of the Licensed Technology (including, without limitation, timesharing or networking use) by any third party, except as expressly set forth in the Agreement, (vii) use the Medical Report Templates, Draft Medical Reports, Structured Medical Reports or Final Medical Reports with any speech technology other than that contained within the Licensed Technology, or (viii) link or combine the Licensed Technology with any open source software without the written permission of M*Modal, which permission shall not be unreasonably withheld, conditioned or delayed.

3.    Fees

[*******]

4.    Product Promotion Requirements

With respect to Platform Customers and the prospective and actual sublicensing of Licensed Technology to Platform Customers as permitted under this Agreement, Client shall comply with the product promotion requirements set forth in the License Grant/Restrictions Schedule 1 - Product Promotion Requirements Attachment.

5.    Term

This License Grant/Restrictions Schedule 1 shall be effective during, and its term shall be coterminous with, the Term.

Multimodal Technologies, Inc.	Transcend Services, Inc.
By:/s/ Michael Finke (Authorized Signature)	By: /s/ Larry Gerdes (Authorized Signature)
Michael Finke Typed or Printed Name	Larry Gerdes Typed or Printed Name
CEO Title	CEO Title
8/10/11 Date	8/10/11 Date

LICENSE GRANT/RESTRICTIONS SCHEDULE 1 - PRODUCT PROMOTION REQUIREMENTS ATTACHMENT

Product Promotion Requirements

As used in these Product Promotion Requirements, the term “Products” means, individually and collectively, (a) the AnyModal CDS Service functionality as accessed through the Client Workflow System, and (b) the AnyModal CDS Editor, AnyModal CDS Capture System, AnyModal CDS Speech Controller and AnyModal CDS Workstation as integrated and incorporated into the Client Workflow System.

Product Promotion Requirements - Terms and Conditions

Client shall use its best efforts to promote, with the highest level of professional integrity, the use of the Products, employing only qualified persons to do so. Without limiting the generality of the foregoing, Client further agrees as follows:

a.	Client shall be responsible and shall arrange for the instruction and training of its personnel as necessary to achieve professional proficiency in the use of the Products.

b.	Client shall conduct introductory workshops and seminars for existing and prospective Platform Customers.

c.
Client shall use its best efforts to instruct and train Platform Customers' operating and medical transcription personnel on the use of the Products licensed to such Platform Customers. If M*Modal and Client agree, for any reason, that M*Modal should provide training to one or more of Platform Customers' operating or medical transcription personnel, then Client shall fully reimburse M*Modal for its time in accordance with the rates set forth in Attachment C of this Agreement and for all reasonable travel and living expenses incurred by M*Modal in providing such training.

d.
Client shall use its best efforts to provide helpdesk-type customer support of the Products licensed to Platform Customers to assure Platform Customers' satisfaction in the performance of the Products. If M*Modal and Client agree, for any reason, that M*Modal should provide active assistance to a Platform Customer, and such assistance is outside the scope of Maintenance and Support Schedule 1, then Client shall fully reimburse M*Modal for its time in accordance with the rates set forth in Attachment C of the Agreement and for all reasonable travel and living expenses incurred by M*Modal in providing such assistance.

e.
Client shall, at its own expense, market the Products in a like manner as its own products, provided that Client must receive prior approval from M*Modal before using any M*Modal trade name or trademark in printed form. Notwithstanding the foregoing, when promoting in any press release, advertising or marketing collateral (including, without limitation, on its Web site) or when exhibiting at a given time to more than one (1) existing or prospective Client Customers or Platform Customers (such as in a trade show setting) Client's own product or products into which the Products are integrated or incorporated, then, in each instance in which Client makes reference to the functionality enabled by the Products (e.g., speech recognition), whether in print or orally (as applicable), Client shall state that Client's product or product contains “Speech Understanding by M*Modal” without the need to seek prior approval from M*Modal, and Client shall do so in the same positive manner that Client would use to promote its own product or products. (Notwithstanding anything to the contrary in the foregoing, Client shall not be so obligated to state that Client's product or product contains “Speech Understanding by M*Modal” on earnings calls required of publicly traded companies or in earnings releases required of publicly traded companies, or in connection with any filing made by Client to the United States Securities and Exchange Commission.) Client shall also list M*Modal (using the logo provided by M*Modal) as a “partner” on its Web site. In each instance in which Client makes reference to an M*Modal trade name or to an M*Modal trademark, or uses an M*Modal logo, Client shall comply with M*Modal's then-current Trademark Usage Guidelines and any attendant trademark license agreement.

f.	Client shall exhibit the Products at all trade shows at which Client demonstrates the Client Workflow System with the Products or any component thereof incorporated into the Client Workflow System.

g.	Client shall describe, discuss and otherwise refer to the Products in the same positive manner that Client would use to promote its own product or products.

h.
Client's specific marketing plans and activities (whether or not required to be performed by these Product Promotion Requirements - Terms and Conditions) and related goals shall be discussed and agreed to between M*Modal and Client prior to the implementation of such plans and activities by Client.

i.	Client shall provide M*Modal with quarterly forecasts for Platform Customers, market reports and such other market/customer information as M*Modal may reasonable request.

M*Modal
Clinical Documentation Solution Agreement
Maintenance and Support Schedule 1

1.    Definitions

All capitalized terms used in this Maintenance and Support Schedule 1 without definition that are expressly defined in the Terms and Conditions or in another attachment or schedule shall have the meanings ascribed to them in the Terms and Conditions or such attachment or schedule. The following term(s), when used with initial capital letters in this Maintenance and Support Schedule 1, shall have the following, corresponding definition(s):

“Maintenance and Support Services” mean, in relation to the Licensed Technology, corrections of defects in the Licensed Technology or its documentation, as applicable, and provision of Updates and Workarounds, if applicable, as set forth below.

“Workaround” means, as applied to an Error, a reasonable change in operating procedures whereby Client can avoid the deleterious effects of such Error.

2.    Maintenance and Support Terms and Conditions

a. Maintenance

M*Modal shall provide Client with any and all Updates created by M*Modal) during the Term to the functional portion of AnyModal CDS (as AnyModal CDS has been adapted by M*Modal for Client) licensed to Client during the Production Term (the “M*Modal Products”).

b. Support

[*******]

i. Error Correction. M*Modal shall work to correct Errors within the M*Modal Products used by Client in accordance with the following.

(1)
Contacts. The telephone/pager number and email address of the M*Modal Support Team to which the Client staff member(s) designated in accordance with this paragraph (1) shall report any and all Errors within the M*Modal Products is as follows:.

Telephone/Pager Number     Email Address

[*******]        [*******]

Client shall designate below up to two (2) staff members (including name, telephone number and email address) to act as the technical liaisons responsible for Client's communication with the M*Modal Support Team concerning any and all Errors within the M*Modal Products, both of whom shall possess sufficient technical expertise to perform Client's obligations hereunder, including, without limitation, those set forth in paragraph (5), below.

Name    Telephone Number     Email Address

[*******]    [*******]    [*******]
[*******]    [*******]    [*******]

Either Party may substitute other individuals for those the Party listed above by providing the other Party with one (1) week's prior written notice of its intent to do so.

(1)
Error Reporting. Client shall report any and all Errors, prominently indicating the severity of such Error (as set forth in paragraph (3), below) within the M*Modal Products (each, an “Error Notice”) to the M*Modal Support Team as follows: For Priority 1 Errors, by both telephone and email, seven (7) days per week, twenty-four (24) hours per day; for Priority 2 and Priority 3 Errors, by both telephone and email during normal M*Modal business days and business hours: Monday - Friday (non-holidays), 9:00 am - 5:00 pm. For Priority 2 and Priority 3 Errors, any Error Notice received after M*Modal business hours will be deemed to be received by M*Modal on M*Modal's immediately following business day.

M*Modal shall report any and all Errors, prominently indicating the severity of such Error (as set forth in paragraph (3), below) within the M*Modal Products (each, an “Error Notice”) to the Client Contact as follows: For Priority 1 Errors, by both telephone and email, seven (7) days per week, twenty-four (24) hours per day; for Priority 2 and Priority 3 Errors, by both telephone and email during normal M*Modal business days and business hours: Monday - Friday (non-holidays), 9:00 am - 5:00 pm.

(3)	Error Levels. Severity of Errors is prioritized as follows:

(x)
Priority 1 - Error within M*Modal Products causing loss of essential functionality (as defined within specifications agreed upon by the Parties in writing) (e.g., services provided by network-based AnyModal CDS are halted other than during Scheduled Downtime or Outside Unavailability) that prevents Client from operating its business, for which no Workaround is available.

(y)
Priority 2 - Error within M*Modal Products causing either loss of essential functionality (as defined within specifications agreed upon by the Parties in writing) (e.g., services provided by network-based AnyModal CDS are halted other than during Scheduled Downtime or other Outside Unavailability) that prevents Client from operating its business, for which a Workaround is available, or impaired essential functionality (as defined within specifications agreed upon by the Parties in writing) or degradation of performance of M*Modal Products that results in a detrimental impact on Client's business operations, for which no Workaround is available.

(z)
Priority 3 - Error within M*Modal Products causing either impaired essential functionality (as defined within specifications agreed upon by the Parties in writing) or degradation of performance of M*Modal Products that results in a detrimental impact on Client's business operations for which a Workaround is available, or impaired functionality (as defined within specifications agreed upon by the Parties in writing), whether such functionality is essential or not, or degradation of performance of M*Modal Products that does not result in a detrimental impact on Client's business operations, for which a Workaround may or may not be available.

(4)	[*******]

3.    Fees

[*******]

4.    Term

This Maintenance and Support Schedule 1 shall be effective during, and its term shall be coterminous with, the Term.

Multimodal Technologies, Inc.	Transcend Services, Inc.
By: /s/ Michael Finke (Authorized Signature)	By: /s/ Larry Gerdes (Authorized Signature)
Michael Finke Typed or Printed Name	Larry Gerdes Typed or Printed Name
CEO Title	CEO Title
8/10/11 Date	8/10/11 Date